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                                                                   Exhibit 10.14


                     [Chicago Mercantile Exchange Inc. Logo]


                        CHICAGO MERCANTILE EXCHANGE INC.

                                CREDIT AGREEMENT

                          DATED AS OF OCTOBER 18, 2002

                                    AMONG THE

                        CHICAGO MERCANTILE EXCHANGE INC.,

                EACH OF THE BANKS FROM TIME TO TIME PARTY HERETO

                                       AND

                    THE BANK OF NEW YORK, AS COLLATERAL AGENT

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                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS.............................................................................................1

ARTICLE II THE CREDIT.............................................................................................9

   Section 2.1       Revolving Credit Loans.......................................................................9
   Section 2.2       Ratable Loans................................................................................9
   Section 2.3       Payment on Last Day of Interest Period.......................................................9
   Section 2.4       Reborrowing of Advances......................................................................9
   Section 2.5       Optional Principal Payments..................................................................9
   Section 2.6       Mandatory Principal Payments.................................................................9
   Section 2.7       Adjustments of Commitments..................................................................10
   Section 2.8       Commitment Fee..............................................................................10
   Section 2.9       Collateral..................................................................................11

ARTICLE III FUNDING THE CREDITS..................................................................................11

   Section 3.1       Method of Borrowing.........................................................................11
   Section 3.2       Minimum Amount of Each Advance..............................................................12
   Section 3.3       Rate Before and After Maturity..............................................................12
   Section 3.4       Method of Payment...........................................................................12
   Section 3.5       Notes; Telephonic Notices...................................................................12
   Section 3.6       Interest Payment Dates; Interest Basis......................................................13

ARTICLE IV BANKS' SERVICING ARRANGEMENT..........................................................................13

   Section 4.1       Notice to and Payment by the Banks..........................................................13
   Section 4.2       Payment by Banks to Servicing Banks.........................................................13
   Section 4.3       Distribution of Payments....................................................................14
   Section 4.4       Rescission of Payments by the Company.......................................................14
   Section 4.5       Powers Granted to the Servicing Banks.......................................................14
   Section 4.6       Resignation or Termination of Servicing Bank................................................15
   Section 4.7       Non-Reliance Representation.................................................................15
   Section 4.8       Exculpation.................................................................................15

ARTICLE V CONDITIONS PRECEDENT...................................................................................16

   Section 5.1       Conditions Precedent........................................................................16
   Section 5.2       Each Advance................................................................................17

ARTICLE VI REPRESENTATIONS AND WARRANTIES........................................................................18

   Section 6.1       Corporate Existence and Standing............................................................18
   Section 6.2       Authorization and Validity..................................................................18
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   Section 6.3       Compliance with Laws and Contracts..........................................................18
   Section 6.4       Financial Statements........................................................................19
   Section 6.5       Material Adverse Change.....................................................................19
   Section 6.6       Subsidiaries................................................................................19
   Section 6.7       Accuracy of Information.....................................................................19
   Section 6.8       Margin Regulations..........................................................................19
   Section 6.9       Taxes.......................................................................................19
   Section 6.10      Litigation..................................................................................19
   Section 6.11      ERISA.......................................................................................20

ARTICLE VII COVENANTS............................................................................................20

   Section 7.1       Financial Reporting.........................................................................20
   Section 7.2       Use of Proceeds.............................................................................21
   Section 7.3       Notice of Default...........................................................................21
   Section 7.4       Conduct of Business.........................................................................22
   Section 7.5       Compliance with Laws........................................................................22
   Section 7.6       Inspection..................................................................................22
   Section 7.7       Tangible Net Worth..........................................................................22
   Section 7.8       Liens.......................................................................................22
   Section 7.9       Additional Clearing Members.................................................................22
   Section 7.10      CME Rule Changes............................................................................23
   Section 7.11      Taxes.......................................................................................23
   Section 7.12      Insurance...................................................................................23

ARTICLE VIII DEFAULTS............................................................................................23

   Section 8.1       Representations and Warranties..............................................................23
   Section 8.2       Payment Defaults............................................................................23
   Section 8.3       Certain Covenant Defaults...................................................................23
   Section 8.4       Other Covenant Defaults.....................................................................23
   Section 8.5       Other Indebtedness..........................................................................24
   Section 8.6       Bankruptcy, etc.............................................................................24
   Section 8.7       Involuntary Bankruptcy, etc.................................................................24
   Section 8.8       Condemnation................................................................................24
   Section 8.9       Judgments...................................................................................24
   Section 8.10      Security Interest; Validity.................................................................24
   Section 8.11      CFTC Designation............................................................................25

ARTICLE IX ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES........................................................25

   Section 9.1       Acceleration................................................................................25
   Section 9.2       Amendments..................................................................................25
   Section 9.3       Preservation of Rights......................................................................26

ARTICLE X COLLATERAL AGENT.......................................................................................26

   Section 10.1      Declaration and Acceptance of Appointment; No Fiduciary Duties..............................26
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   Section 10.2      Reliance by Collateral Agent................................................................26
   Section 10.3      Reimbursement and Indemnification...........................................................27
   Section 10.4      Collateral Agent in its Individual Capacity.................................................27
   Section 10.5      Resignation or Termination of Collateral Agent..............................................27
   Section 10.6      Non-Reliance Representation.................................................................28
   Section 10.7      Exculpation.................................................................................28
   Section 10.8      Collateral Valuation........................................................................28

ARTICLE XI GENERAL PROVISIONS....................................................................................29

   Section 11.1      Successors and Assigns......................................................................29
   Section 11.2      Survival of Representations.................................................................30
   Section 11.3      Governmental Regulation.....................................................................30
   Section 11.4      Taxes.......................................................................................30
   Section 11.5      Choice of Law; Jurisdiction.................................................................33
   Section 11.6      Headings....................................................................................34
   Section 11.7      Entire Agreement............................................................................34
   Section 11.8      Several Obligations.........................................................................34
   Section 11.9      Expenses; Indemnification...................................................................34
   Section 11.10     Accounting..................................................................................35
   Section 11.11     Severability of Provisions..................................................................36
   Section 11.12     Confidentiality.............................................................................36
   Section 11.13     WAIVER OF TRIAL BY JURY.....................................................................36

ARTICLE XII SETOFF; RATABLE PAYMENTS.............................................................................36

   Section 12.1      Setoff; Ratable Payments....................................................................36

ARTICLE XIII NOTICES.............................................................................................37

   Section 13.1      Giving Notice...............................................................................37
   Section 13.2      Change of Address...........................................................................37

ARTICLE XIV COUNTERPARTS.........................................................................................38

ARTICLE XV SUBORDINATION.........................................................................................38
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                        CHICAGO MERCANTILE EXCHANGE INC.
                                CREDIT AGREEMENT

          This Credit Agreement, dated as of October 18, 2002 is among Chicago Mercantile Exchange Inc., a Delaware corporation (together with its successors and assigns, "CME" or the "COMPANY") and a wholly owned subsidiary of Chicago Mercantile Exchange Holdings Inc. (together with its successors and assigns, "HOLDINGS") the Banks and The Bank of New York, as Collateral Agent.

          In consideration of the mutual agreements herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          The parties hereto agree as follows:

          As used in this Agreement:

          "ACCELERATED TERMINATION DATE" has the meaning set forth in SECTION 11.9(d).

          "ACCELERATED TERMINATION NOTICE" has the meaning set forth in SECTION 2.7.2.

          "ADDITIONAL AMOUNT" has the meaning set forth in SECTION 11.4(a).

          "ADVANCE" means a borrowing hereunder consisting of the aggregate amount of the several Loans made to the Company by the Banks at the same time and having the same maturity date.

          "AGGREGATE COMMITMENT" means the aggregate of the Commitments of all the Banks hereunder.

          "AGREEMENT" means this Credit Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time.

          "AGREEMENT ACCOUNTING PRINCIPLES" means generally accepted principles of accounting in effect at the time of the preparation of the financial statements referred to in SECTION 6.4, applied in a manner consistent with that used in preparing such statements.

          "ARTICLE" means an article of this Agreement unless another document is specifically referenced.

          "ASSIGNMENT AGREEMENT" has the meaning set forth in SECTION 11.1(c).

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          "BANKS" means the banks and other financial institutions listed on the signature pages of this Agreement and their respective successors and assigns and any other financial institution that becomes a party hereto as a Bank in accordance with SECTION 9.2(b).

          "BORROWING BASE" means, at any time, an amount equal to the sum of:

               (a) 99.25% of the aggregate market value at such time of all Security Deposits in the form of United States Treasury Bills, plus

               (b) 98% of the aggregate market value at such time of all Security Deposits in the form of United States Treasury Notes with maturities of 2 years or less, plus

               (c) 97% of the aggregate market value at such time of all Security Deposits that are United States Treasury Notes with maturities greater than 2 years and all Security Deposits in the form of United States Treasury Bonds, plus

               (d) 96% of the aggregate market value at such time of all Security Deposits that are United States Agency obligations, plus

               (e) 98% of the aggregate market value at such time of all Security Deposits that are Money Fund Shares,

excluding, however, in each case, any Security Deposits that are not subject to a first priority perfected Lien in favor of the Collateral Agent, for the ratable benefit of the Banks, pursuant to the Collateral Documents, free and clear of any other Lien other than Liens permitted by subsection (a), (b) or (c) of SECTION 7.8. It is understood and agreed that the market value of all Security Deposits as of any date shall be determined by the Collateral Agent in accordance with its usual and customary practices.

          "BORROWING DATE" means a date on which an Advance is made hereunder.

          "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which commercial banks in Chicago, Illinois or New York, New York are authorized or required by law to close.

          "CLEARING HOUSE" means the department of the Company through which all futures and options on futures trades on or subject to the rules of the exchange are reconciled, settled, adjusted and cleared.

          "CLEARING MEMBER" means a firm qualified to clear trades through the Clearing House.

          "CME" has the meaning set forth in the preamble hereto.

          "CME RULES" means the rules of the Company as amended and in effect from time to time and includes any interpretations thereof. "CME RULE" shall refer to any specifically designated rule.

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          "COLLATERAL" means any and all rights and interests in or to the
Security Deposits, in which a Lien is created or purported to be created pursuant to the Collateral Documents, all as more particularly described in the Security and Pledge Agreement.

          "COLLATERAL AGENT" means The Bank of New York, in its capacity as collateral agent for the Banks pursuant to Article X or any successor collateral agent hereunder, together with their respective successors and assigns.

          "COLLATERAL DOCUMENTS" means the Security and Pledge Agreement, the Control Agreement and each document executed in connection therewith.

          "COLLATERAL NOTICE" has the meaning set forth in SECTION 10.8.

          "COMMITMENT" means, for each Bank, the obligation of such Bank to make Loans to the Company in an aggregate amount not exceeding the amount set forth opposite its signature below, as such amount may be modified from time to time as provided herein.

          "COMPANY" has the meaning set forth in the preamble hereto.

          "CONSOLIDATED TANGIBLE NET WORTH" means at any date the consolidated shareholders' equity of the Company and its consolidated Subsidiaries determined in accordance with Agreement Accounting Principles, less their consolidated Intangible Assets, all determined as of such date. For purposes of this definition "INTANGIBLE ASSETS" means the amount (to the extent reflected in determining such consolidated shareholders' equity) of (i) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made within twelve months after the acquisition of such business) subsequent to December 31, 2000 in the book value of any asset owned by the Company or a consolidated Subsidiary, (ii) all investments in unconsolidated Subsidiaries and all equity investments in Persons which are not Subsidiaries and (iii) all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, organization or developmental expenses and other intangible items.

          "CONTROL AGREEMENT" means that certain Securities Account Control Agreement, dated as of October 18, 2002, by and among the Clearing Members party thereto, the Company, The Bank of New York, as Securities Intermediary (as defined therein) and the Collateral Agent, substantially in the form of Exhibit H, as the same may be amended, restated, supplemented or otherwise modified from time to time.

          "CONTROLLED GROUP" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company, are treated as a single employer under Section 414(b) or 414(c) of the Internal Revenue Code.

          "DEFAULT" means an event described in Article VIII.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

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          "EXCESS AVAILABILITY" means, as of any date, the lesser of (a) the excess, if any, of the Aggregate Commitment minus the aggregate principal of all Loans outstanding and (b) the excess, if any, of the Borrowing Base minus the aggregate principal of all Loans outstanding.

          "EXCLUDED TAXES" means, with respect to any and all payments to the Collateral Agent, any Bank or any recipient of any payment to be made by or on account of any obligation of the Company under the Loan Documents, net income taxes, branch profits taxes, franchise and excise taxes (to the extent imposed in lieu of net income taxes), and all interest, penalties and liabilities with respect thereto, imposed on the Collateral Agent or any Bank.

          "FED FUNDS RATE" means for any period, a fluctuating interest rate per annum for each day during such period equal to (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York in the Composite Closing Quotations for U.S. Government Securities; or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:30 a.m. (Chicago time) for such day on such transactions received by the Collateral Agent from three federal funds brokers of recognized standing selected by it.

          "FOREIGN BANK" has the meaning set forth in SECTION 11.4 (f).

          "GFX(TM)" means that Wholly-Owned Subsidiary of the Company known as the GFX(TM) Corporation.

          "GFX(TM) GUARANTY" means certain Guaranties by the Company issued to counterparties of GFX(TM) related to over-the-counter foreign exchange transactions entered into by GFX(TM), or certain Guaranties by the Company issued to a banking institution that has provided performance bond collateral, or met performance bond or variation margin obligations on behalf of GFX(TM), related to transactions in futures.

          "GUARANTY" of a Person means any agreement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes liable upon, the obligation of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement or take-or-pay contract and shall include, without limitation, the contingent liability of such Person in connection with any application for a letter of credit.

          "IEF(TM) GUARANTY" means the guaranty by the Company that a Clearing Member participating in the IEF(TM) Program shall receive upon redemption one ($1) U.S. dollar for each IEF(TM) unit invested in the IEF(TM) Program. An IEF(TM) unit (or fraction thereof) represents an equity interest in the CME Interest Earning Facility for Customer-Segregated Funds, L.L.C. or the CME Interest Earning Facility for Proprietary Funds, L.L.C. credited to a Clearing Member for each $1.00 (or fraction thereof) invested by that Clearing Member.

          "IEF(TM) PROGRAM" means a program in which performance bond cash deposited with the CME's Clearing House by Clearing Members participating in the IEF(TM) Program is

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pooled and invested in U.S. Government securities and under repurchase and reverse repurchase agreements. The IEF(TM) Program consists of two limited liability companies (CME Interest Earning Facility for Customer-Segregated Funds, L.L.C. and CME Interest Earning Facility for Proprietary Funds, L.L.C.) of which the CME is the manager.

          "INCREASED COST NOTICE" has the meaning set forth in SECTION 11.9(b).

          "INDEBTEDNESS" of a Person means such Person's (i) obligations for borrowed money (other than a daylight overdraft incurred by the Company in the course of effecting daily settlements with Clearing Members), (ii) obligations representing the deferred purchase price of property other than accounts payable arising in the ordinary course of such Person's business on terms customary in the trade, (iii) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from property (other than futures and options contracts held in a cross-margin account at the Company) now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) capitalized lease obligations,
(vi) obligations for which such Person is obligated pursuant to a Guaranty (other than the guarantee provided by the Clearing House to Clearing Members in the ordinary course of business for their obligations to one another, or the GFX(TM) and IEF(TM) Guaranties) and (vii) reimbursement obligations with respect to letters of credit; provided, however, that "INDEBTEDNESS" shall not include
(a) obligations of the Company to a Cross-Margining Clearing Organization (as such term is defined in the CME Rules) arising out of the liquidation of one or more pairs of cross-margin accounts held at the Clearing House and at such Cross-Margining Clearing Organization and (b) obligations of the Company to a pledgee arising out of the liquidation of one or more pairs of cross-margin pledge accounts held at the Clearing House and at a Cross-Margining Clearing Organization.

          "INDEMNIFIED AMOUNTS" has the meaning set forth in SECTION 11.9(a).

          "INDEMNIFIED PARTY" has the meaning set forth in SECTION 11.9(a).

          "INDEMNIFIED TAXES" means Taxes other than Excluded Taxes.

          "LIEN" of a Person means any security interest, mortgage, pledge, lien, claim, charge, encumbrance, title retention agreement, lessor's interest under a capitalized lease or analogous instrument, in, of or on any property of such Person.

          "LOAN" means, with respect to a Bank, such Bank's portion of any Advance.

          "LOAN DOCUMENTS" means this Agreement, the Notes and the Collateral Documents.

          "MATERIAL ADVERSE EFFECT" means a material adverse effect on the Company's financial position or the Company's ability to perform its obligations in the ordinary course of business as they become due.

          "MEMBER ATTORNEY-IN-FACT" means CME in its capacity as attorney-in-fact for the Clearing Members pursuant to the power of attorney authorized in CME Rule 816.

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          "MONEY FUND SHARES" has the meaning set forth in the Security and
Pledge Agreement.

          "MONEY GRIDLOCK SITUATION" means (1) a disruption in the clearing and settlement operations of the Clearing House due to temporary problems or delays in obtaining or making settlement payments due to delays, overuse or other similar problems with the Fed Wire or similar money transfer systems, (2) the failure of a Cross-Margining Clearing Organization to approve one or more withdrawals by the Clearing House from a cross-margining bank account held either by the Company and such Cross-Margining Clearing Organization jointly, or by a Clearing Member cross-margining its positions at the Clearing House with its own or an affiliate's positions at such Cross-Margining Clearing Organization, or (3) the failure of a Common Banking and Settlement Clearing Organization (as such term is defined in the CME Rules) to approve one or more withdrawals by the Clearing House from a common banking and settlement bank account held either by the Company and such Common Banking and Settlement Clearing Organization jointly or by a Clearing Member participating in common banking and settlement with such Common Banking and Settlement Clearing Organization.

          "MULTIEMPLOYER PLAN" means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which the Company or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions.

          "NEW LENDING OFFICE" has the meaning set forth in SECTION 11.4 (f).

          "NON-TERMINATING BANK" has the meaning set forth in SECTION 2.7.2.

          "NOTE" means a promissory note in substantially the form of Exhibit A hereto, duly executed and delivered to each of the Banks by the Company and payable to the order of each Bank in the amount of such Bank's Commitment, including any amendment, modification, renewal or replacement of such promissory note.

          "OBLIGATIONS" means all unpaid principal of, and accrued and unpaid interest on, the Notes, all accrued and unpaid commitment fees and all other obligations of the Company to the Collateral Agent or any Bank arising under the Loan Documents.

          "OTHER TAXES" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

          "PARTICIPANTS" has the meaning set forth in SECTION 11.1(b).

          "PBGC" means the Pension Benefit Guaranty Corporation and its successors and assigns.

          "PERSON" means any corporation, natural person, firm, joint venture, partnership, limited liability company, trust, unincorporated organization, enterprise, government or any department or agency of any government.

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          "PLAN" means an employee pension benefit plan which is covered by
Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code as to which the Company or any Subsidiary may have any liability.

          "PRINCIPAL BANK" has the meaning set forth in SECTION 4.5.

          "PURCHASERS" has the meaning set forth in SECTION 11.1(c).

          "REGULATION U" means Regulation U of the Board of Governors of the Federal Reserve System from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

          "REPORTABLE EVENT" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such Section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code and of Section 302 of ERISA shall be a reportable event regardless of the issuance of any such waivers in accordance with Section 412(d) of the Internal Revenue Code).

          "REQUIRED BANKS" means the Banks holding at least 75% of the aggregate unpaid principal amount of the outstanding Advance(s), or, if no Advance(s) are outstanding, Banks having at least 75% of the Aggregate Commitment.

          "RESTRUCTURING" has the meaning set forth in SECTION 11.9(c).

          "RESTRUCTURING NOTICE" has the meaning set forth in SECTION 11.9(c).

          "REVOLVING CREDIT TERMINATION DATE" means, October 17, 2003 or any earlier date on which the Aggregate Commitment is terminated pursuant to this Agreement.

          "SECTION" means a numbered section of this Agreement, unless another document is specifically referenced.

          "SECURITIES ACCOUNT" has the meaning set forth in the Security and Pledge Agreement.

          "SECURITY AND PLEDGE AGREEMENT" means that certain Security and Pledge Agreement, dated as of October 18, 2002, by and among the Clearing Members party thereto, the Company and the Collateral Agent, substantially in the form of
Exhibit I, as the same may be amended, restated, supplemented or otherwise modified from time to time.

          "SECURITY DEPOSITS" means the amounts required to be deposited with the Clearing House by each Clearing Member as security for its obligations to the Clearing House pursuant to CME Rule 816.

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          "SERVICING BANK" means each Bank designated as a Servicing Bank in accordance with SECTION 4.5.

          "SINGLE EMPLOYER PLAN" means a Plan maintained by the Company or any member of the Controlled Group for employees of the Company or any member of the Controlled Group.

          "SUBSIDIARY" means any corporation more than 50% of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries, or any similar business organization which is so owned or controlled.

          "SURPLUS FUNDS" means funds in excess of those needed for normal operations in the Clearing House Accounts and the General Accounts as referenced in CME Rule 802.B.

          "SURVIVOR" has the meaning set forth in SECTION 11.9(c).

          "TAXES" means any and all present or future taxes, levies, imposts, duties, fees, deductions, charges or withholdings imposed by any governmental authority.

          "TERMINATED COMMITMENT" has the meaning set forth in SECTION 2.7.2.

          "TERMINATION NOTICE" has the meaning set forth in SECTION 11.9(c).

          "2.7.2 EFFECTIVE DATE" has the meaning set forth in SECTION 2.7.2.

          "2.7.2 NOTICE" has the meaning set forth in SECTION 2.7.2.

          "UNFUNDED LIABILITIES" means, (i) in the case of Single Employer Plans, the amount (if any) by which the present value of all vested nonforfeitable benefits under such Plan exceeds the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, and (ii) in the case of Multiemployer Plans, the withdrawal liability of the Company and Subsidiaries.

          "UNMATURED DEFAULT" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

          "WHOLLY-OWNED SUBSIDIARY" means any Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by the Company or one or more Wholly-Owned Subsidiaries, or by the Company and one or more Wholly-Owned Subsidiaries, or any similar business organization which is so owned or controlled.

          The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

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                                   ARTICLE II

                                   THE CREDIT

          Section 2.1 REVOLVING CREDIT LOANS. Through and including the Revolving Credit Termination Date, each Bank severally agrees, on the terms and conditions set forth in this Agreement and in its Note, to make Loans to the Company from time to time in amounts not to exceed in the aggregate at any one time outstanding the amount of its Commitment; provided, however, that if any unmatured Advances are outstanding at the effective date of a change in any Bank's Commitment pursuant to SECTION 2.7, each Bank instead severally agrees, on the terms and conditions set forth in this Agreement, to make Loans from time to time prior to the maturity of such unmatured Advances in amounts not to exceed in the aggregate for all such Loans of such Bank the amount of such Bank's ratable share (determined in proportion to its respective Commitment, as so changed) of the excess of (i) the amount of the Aggregate Commitment, over
(ii) the aggregate principal outstanding amount of all such unmatured Advances of the Banks (assuming for purposes of this clause (ii) that all other such Banks' shares of such unmatured Advances were made and have not been disproportionately prepaid); and provided, further that no Loan shall be made if, after giving effect thereto, the aggregate outstanding principal of all Loans would exceed the lesser of (A) the Aggregate Commitment or (B) the Borrowing Base. Subject to the terms of this Agreement, the Company may borrow, repay and reborrow at any time through the Revolving Credit Termination Date. The obligations of any Bank to make Loans hereunder shall cease at 4:01 p.m. (Chicago time) on the Revolving Credit Termination Date.

          Section 2.2 RATABLE LOANS. Each Advance hereunder shall consist of Loans made from the several Banks, ratably in proportion to the amounts of their respective Commitments on the date of such Advance.

          Section 2.3 PAYMENT ON LAST DAY OF INTEREST PERIOD. Each Advance and accrued and unpaid interest thereon shall be due and payable 30 days after such Advance is made.

          Section 2.4 REBORROWING OF ADVANCES. No Loans may be made hereunder to repay Advances without the consent of all of the Banks.

          Section 2.5 OPTIONAL PRINCIPAL PAYMENTS. The Company may from time to time prepay, without premium or penalty, all or a portion of any outstanding Advance, pro rata among the Banks, in accordance with their respective shares of such Advance by giving notice of such prepayment by 10:00 a.m. (Chicago time) on the date of such payment to each Bank. Repayment of principal pursuant to this
SECTION 2.5 shall be applied to prepay the outstanding Loans, pro rata, and shall be accompanied by accrued and unpaid interest thereon.

          Section 2.6 MANDATORY PRINCIPAL PAYMENTS. On any day on which the aggregate outstanding principal of the Loans exceeds the Borrowing Base or the Aggregate Commitment, such excess shall be immediately due and payable without the necessity of any notice or demand. Repayment of such excess amounts shall be applied to prepay the outstanding Loans, pro rata, and shall be accompanied by accrued and unpaid interest thereon.

          Section 2.7    ADJUSTMENTS OF COMMITMENTS.

                         Section 2.7.1   ADJUSTMENTS BY THE COMPANY. The
Company may permanently reduce the Aggregate Commitment, in whole or in part ratably among the Banks, in proportion to the amounts of their respective Commitments in integral multiples of $1,000,000, upon at least ten Business Days' written notice to the Banks, which shall specify the amount of any such reduction; provided, however, that, subject to SECTIONS 2.7.2, 11.9(b) and 11.9(c), the amount of the Aggregate Commitment may not be reduced below the outstanding principal amount of the Advance(s), and provided further that a reduction by the Company of the Aggregate Commitment to zero shall terminate this Agreement as of the effective date of such reduction. All accrued and unpaid commitment fees shall be payable on the effective date of such termination.

                         Section 2.7.2   ADJUSTMENTS BY BANKS FOR ACCELERATED
TERMINATION. If the Commitment of a Bank hereunder is terminated pursuant to
SECTION 11.9(b) or 11.9(c), the Company shall immediately notify each remaining Bank ("NON-TERMINATING BANK"), in writing of such termination ("ACCELERATED TERMINATION NOTICE") and shall state the amount of such terminating Bank's Commitment ("TERMINATED COMMITMENT") in the Accelerated Termination Notice. Each Non-Terminating Bank shall notify the Company, in writing, on or before the 5th Business Day after the date of the Accelerated Termination Notice, if and by what amount such Bank is willing to increase its Commitment, which amount shall be equal to all or some portion of the Terminated Commitment (each, a "2.7.2 NOTICE"). Any Non-Terminating Bank that fails to so notify the Company on or before such 5th Business Day, shall be deemed to have declined to increase its Commitment. If offers to increase Commitments are made by two or more Non-Terminating Banks in an aggregate amount greater than the aggregate amount of the Terminated Commitment, such Non-Terminating Banks and the Company hereby agree that such offers shall be allocated as nearly as possible in proportion to the aggregate amount of such offers, so that the aggregate amount thereof will not exceed the amount of the Terminated Commitment. On or before the 6th Business Day after the date of the Accelerated Termination Notice, the Company shall notify each Non-Terminating Bank of the amount by which each such Non-Terminating Bank's Commitment has been increased, which amount shall not exceed the amount of such Non-Terminating Bank's offer to increase its Commitment in such Bank's 2.7.2 Notice. All increases of Commitments by the Banks, under this SECTION 2.7.2 shall become effective on the terminating Bank's Accelerated Termination Date ("2.7.2 EFFECTIVE DATE"). The Company shall promptly, and in no event later than the 2.7.2 Effective Date, deliver to each Bank whose Commitment has been increased pursuant to this SECTION 2.7.2 a new Note reflecting such Bank's new Commitment amount and each such Bank shall promptly, after repayment of all Advances outstanding on the 2.7.2 Effective Date, return to the Company such Bank's superseded Note. On the 2.7.2 Effective Date, the Commitments shall be adjusted to reflect any such increases.

          Section 2.8 COMMITMENT FEE. From the date hereof to and including the Revolving Credit Termination Date, the Company agrees to pay to each Bank a commitment fee of 7/100 of 1% per annum (on the basis of a year consisting of 360 days and for actual days elapsed) on the daily amount of such Bank's ratable share (determined in proportion to its respective Commitment) of the excess of
(i) the amount of the Aggregate Commitment over (ii) the aggregate principal amount of all outstanding Advances of the Banks, payable on the last day of each November, February, May and August hereafter and on the Revolving Credit Termination Date, commencing on the first of such dates to occur after the date hereof.

          Section 2.9    COLLATERAL.

                 (a) All Obligations of the Company under this Agreement, the Notes and all other Loan Documents shall be secured by the Collateral in accordance with the Collateral Documents.

                 (b) So long as no Default shall have occurred and be continuing, the Company may from time to time replace any security credited to the Securities Account or any Money Fund Shares subject to the Lien of the Security and Pledge Agreement with another security of a type described in CME Rule 816 that has a market value equal to or greater than the market value of the replaced security, determined as of the date of replacement by the Collateral Agent in accordance with its usual and customary practices.

                 (c) So long as no Default shall have occurred and be continuing, the Company may from time to time direct the Collateral Agent to (and the Collateral Agent shall upon the request of the Company) liquidate any securities credited to the Securities Account and any Money Fund Shares and apply the proceeds thereof and any other amounts credited to the Securities Account to repay any outstanding Loans, provided that after giving effect to such liquidation and the repayment of such Loans, the aggregate principal amount of all remaining Loans outstanding as of the date of such removal shall not exceed the Borrowing Base as of the date of such removal.

                 (d) Upon any replacement or liquidation of Collateral pursuant to subsection (b) or (c) above, the Lien of the Collateral Agent on the replaced or liquidated Collateral, as applicable, shall be deemed released without further consent of the Collateral Agent or any Bank.

                                   ARTICLE III

                               FUNDING THE CREDITS

          Section 3.1 METHOD OF BORROWING. The Company shall give the Collateral Agent, each Bank and each Servicing Bank notice not later than 3:15 p.m. (Chicago time) on the Borrowing Date of each Advance, specifying the amount of such Advance, each Bank's pro rata share thereof and the bank and the account to which the proceeds of such Advance are to be disbursed. Following such notice from the Company, the Collateral Agent shall determine the aggregate market value of the Collateral and the Borrowing Base in accordance with the terms hereof and promptly, but in any event, not later than 3:45 p.m. (Chicago time), provide each Bank with a Collateral Notice. Subject to satisfaction of the applicable conditions precedent set forth in Article V, not later than 4:45 p.m. (Chicago time) on each Borrowing Date, each Bank severally shall make available to the Company, its pro rata share of the full amount of each Advance in immediately available funds, at such Bank's address specified pursuant to
Article XIII. Further, if applicable, not later than 4:45 p.m. (Chicago time) on each Borrowing Date, each Servicing Bank shall make available to the Company, on behalf of the Bank or Banks that it services, such serviced Bank's or Banks' pro rata share of the full amount of each Advance in immediately available funds, at such Servicing Bank's address specified pursuant to Article XIII.

          Section 3.2 MINIMUM AMOUNT OF EACH ADVANCE. Each Advance shall be in the minimum amount of $10,000,000 (and in integral multiples of $250,000 if in excess thereof), provided, however, that any Advance may be in the aggregate amount of the Excess Availability.

          Section 3.3 RATE BEFORE AND AFTER MATURITY. Prior to maturity, Advances shall bear interest at the Fed Funds Rate plus 45/100 of 1% per annum. Any Advance not paid at maturity, whether by acceleration or otherwise, shall bear interest until paid in full at a rate per annum equal to the Fed Funds Rate plus 2.4% per annum. In the event that a change in the Fed Funds Rate is announced or published at the time a Loan is outstanding, such change shall become effective at the time it is announced or published.

          Section 3.4 METHOD OF PAYMENT. All payments (including prepayments) of principal, interest, commitment fees and other amounts payable hereunder by the Company shall be made in immediately available funds to the Banks (or, if applicable, the related Servicing Banks) at the addresses specified pursuant to
Article XIII. All such payments shall be applied to principal, interest, fees, expenses and other amounts due and payable hereunder in the following order: first, to amounts payable hereunder other than principal, interest and commitment fees; second, to commitment fees (in chronological order in accordance with the dates such fees became due and payable); and third, to principal of, and interest on, the Advances (in chronological order in accordance with the dates such Advances were made; and as to any single Advance, first to interest thereon and second to principal thereof). Subject to the provisions of SECTION 4.4 and, except with respect to payments made to a Bank whose Commitment is terminated (or whose commitment fee is revised) pursuant to
SECTION 11.9(b) or (c), (a) all payments of principal of, and interest on, the Advances shall be made to the Banks (or, if applicable, the related Servicing Banks) ratably among the Banks, in proportion to the outstanding principal amount of their respective Loans constituting part of such Advance and (b) all payments of commitment fees and other amounts payable hereunder to the Banks shall be made to the Banks (or, if applicable, the related Servicing Banks on behalf of the applicable Banks, if applicable) ratably among the Banks, in proportion to the amounts of their respective Commitments on the date such payment is made.

          Section 3.5 NOTES; TELEPHONIC NOTICES. Each Bank shall maintain in accordance with its usual and customary practices an account or accounts evidencing the Loans made by such Bank from time to time, including the amounts of principal and interest payable and paid to such Bank from time to time under this Agreement and the Notes; and each Bank is hereby authorized to record the principal amount of each of its Loans and each repayment on the schedule attached to its Note or in its books and records; provided, however, that the failure to so record shall not affect the Company's obligations under such Note. The records kept by each Bank shall be presumed to be accurate and shall be binding upon the Company absent manifest error. The Company hereby authorizes the Banks and the Servicing Banks to extend Advances based on telephonic notices made by any Persons any such Bank or Servicing Bank in good faith believes to be acting on behalf of the Company. The Company agrees to deliver promptly to each Bank and Servicing Bank a written confirmation of each telephonic notice signed by an authorized signatory. If the written confirmation differs in any material respect from the action taken by a Bank or Servicing Bank, as applicable, the records of such Bank or Servicing Bank, as applicable, shall govern absent manifest error.

          Section 3.6 INTEREST PAYMENT DATES; INTEREST BASIS. Interest accrued on each Advance prior to maturity shall be payable to the Banks (or, if applicable, the related Servicing Banks) on the date on which the Advance is paid or prepaid, whether due to acceleration or otherwise. Interest accrued on each Advance after maturity shall be payable on demand. Interest and commitment fees shall be calculated for actual days elapsed on the basis of a 360-day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to noon (local time at the place of payment). If any payment of principal of, or interest on, an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

                                   ARTICLE IV

                          BANKS' SERVICING ARRANGEMENT

          Section 4.1 NOTICE TO AND PAYMENT BY THE BANKS. Promptly after receiving notice from the Company of each Advance requested pursuant to SECTION 3.1, the Servicing Banks shall notify each of the applicable Banks by telephone (which may, at the option of the Servicing Banks, be accompanied by facsimile transmission), of each Advance, which notice shall state: (a) the dollar amount of such Advance; (b) each Bank's ratable share of such Advance; (c) the date and time when such Advance is to be made; and (d) the Servicing Bank to which the applicable Bank's ratable share of such Advance shall be sent. Except as hereinafter provided, promptly after receipt of such notice from the applicable Servicing Bank and, in any event, before the time specified in such notice as the time when such Advance is to be made to the Company, each applicable Bank shall transfer its ratable share of such Advance to the appropriate Servicing Bank by Federal Reserve wire transfer or, in the event of a failure of the Federal Reserve wire transfer system, in other immediately available funds.

          Section 4.2 PAYMENT BY BANKS TO SERVICING BANKS. If a Servicing Bank fails to receive a transfer from any of the applicable Banks by the time required pursuant to SECTION 4.1, such Servicing Bank shall advance such amount for and on behalf of such Bank, provided that, notwithstanding the foregoing, such Bank shall, in any event, transfer to the Servicing Bank, by the means set forth in SECTION 4.1, its ratable share of the relevant Advance not later than 10:00 a.m. (Chicago time) the next Business Day after the Servicing Bank provides such Bank with the notice specified in SECTION 4.1. In the event a Servicing Bank advances funds overnight to the Company pursuant to the immediately preceding sentence, the Bank on whose behalf such funds are advanced shall reimburse the Servicing Bank for the Servicing Bank's cost of overnight funds, for the period from the time the Servicing Bank advances such funds to the Company for and on behalf of such Bank to the time of the Servicing Bank's receipt of such Bank's transfer of its ratable share of the relevant Advance. Such Servicing Bank shall promptly provide such Bank with notice of the amount of its cost of overnight funds for such period and such amount shall thereupon become immediately due and payable from such Bank to such Servicing Bank, and shall be paid by such Bank to such Servicing Bank upon receipt of such notice without further notice from or demand by such Servicing Bank.

          Section 4.3 DISTRIBUTION OF PAYMENTS. Whenever a Servicing Bank receives from, or on behalf of the Company, or any other person or party, a payment of principal, interest or commitment fees or other amount payable in connection with the Loans with respect to any of which the applicable Banks are entitled to receive a share, such Servicing Bank shall promptly pay to such Banks, in lawful money of the United States of America and in the kind of funds so received by such Servicing Bank, the amount due each of such Banks as determined pursuant to this Agreement; provided, however, that the amount of such distribution shall be adjusted to the extent that amounts are owed by any Bank to such Servicing Bank pursuant to SECTION 4.2 or are required to be returned to such Servicing Bank pursuant to SECTION 4.4. If any payment of principal, interest or commitment fees or other amount payable in connection with the Loans is received from or on behalf of the Company by a Servicing Bank before 10:00 a.m. (Chicago time) on any Business Day, that Servicing Bank shall use reasonable efforts to wire transfer the appropriate portion of the same to the applicable Banks that same Business Day, but in any event shall wire the same to each of such Banks before the end of the next Business Day. In the event that a Servicing Bank receives any such payment from or on behalf of the Company before 10:00 a.m. (Chicago time) on any Business Day and does not transfer to the applicable Banks the appropriate portion of such payment on that day, the Company shall, promptly upon receipt of notice from any such Bank, pay directly to such Bank an amount equal to the interest on such portion, at the Fed Funds Rate or, with respect to any payment of principal on a Loan, at the rate set forth in SECTION 3.3, for the period commencing on the day such Servicing Bank receives such payment up to but not including the following Business Day.

          Section 4.4 RESCISSION OF PAYMENTS BY THE COMPANY. If all or part of any payment made by the Company to a Servicing Bank of principal, interest or commitment fees or other amount payable in connection with the Loans is rescinded or must otherwise be returned for any reason and if a Servicing Bank has paid to any of the Banks such Bank's ratable share therein, such Bank shall, upon telephone notice from such Servicing Bank, forthwith pay to such Servicing Bank, on the date of such telephone notice (if notice is received by such Servicing Bank at or prior to 10:00 a.m. Chicago time) or on the next Business Day (if notice is received by such Servicing Bank after 10:00 a.m. Chicago time), an amount equal to such Bank's ratable interest in the amount that was rescinded or that must be so returned by the Servicing Bank. A Servicing Bank shall promptly return to the Company each such amount (or any lesser amount) that is received from each Bank. A Servicing Bank shall have no obligation to the Company for any amount that the Servicing Bank paid to any Bank and that is not repaid by such Bank, provided that the Servicing Bank did in fact provide such Bank with the notice described above to the effect that such payment was rescinded or must be returned.

          Section 4.5 POWERS GRANTED TO THE SERVICING BANKS. The Company and one or more Banks (each a "PRINCIPAL BANK") may, upon mutual agreement, from time to time request another Bank to act as a Servicing Bank for the purpose of administering and servicing the Loans of the Principal Banks. Upon the acceptance of the offer to service by the proposed Servicing Bank (which shall be in the sole discretion of such proposed Servicing Bank), such Bank shall be a Servicing Bank hereunder and as administrator of the Loans of the Principal Banks for which it acts (and not as an agent, employee or fiduciary), shall be entitled to exercise all such powers as are incidental to the powers to receive and collect funds from the Principal Banks and the Company as provided for in this Agreement, and to take such other actions with respect to such Loans as are provided hereby or as may be from time to time agreed by such Servicing Bank and the Principal Banks. In acting under this Agreement, each Servicing Bank agrees to exercise the same degree of care in administering such Loans as it would use in managing its own loans; provided, however, that this sentence shall not make any Servicing Bank a fiduciary to any Principal Bank. The Principal Banks and the Company hereby agree and acknowledge that (i) in performing the duties provided for in this Agreement, the Servicing Banks are acting solely for the benefit of the Principal Banks and are in no way to be construed to be acting as agent for the Company; and (ii) the servicing arrangement provided for herein is not intended to constitute, and shall not be construed to establish, a partnership or joint venture between the Servicing Banks and the Principal Banks, or between the Servicing Banks and the Company.

          Section 4.6 RESIGNATION OR TERMINATION OF SERVICING BANK. A Servicing Bank may resign its position as such at any time upon thirty (30) day's prior written notice to the Company and the Principal Banks for which it acts, and the Company and the applicable Principal Banks acting together may terminate a Servicing Bank's role as such at any time upon thirty (30) day's prior written notice to such Servicing Bank. Subsequent to the effective date of such resignation or termination, the resigned or terminated (as applicable) Servicing Bank shall have no further obligations in that capacity under this Agreement, and unless and until a successor servicing bank is appointed by the Company and the applicable Principal Banks acting together, (i) the services performed by such Servicing Bank hereunder shall be performed by the individual Principal Banks and the Company, each on its own behalf, and (ii) any payments or communications made by the Company to such Servicing Bank hereunder shall be made directly to the applicable individual Principal Banks.

          Section 4.7 NON-RELIANCE REPRESENTATION. Each of the Banks acknowledges and represents that it has, independently of and without reliance upon the Servicing Banks, and based solely upon its own expertise (and the expertise of its agents and independent advisors, if any) and upon financial statements and other information deemed appropriate by it, made its own credit analysis of the Company and made its own decision to enter into this Agreement. Each of the Banks further acknowledges and represents that it will, independently of and without reliance upon the Servicing Banks, and based solely upon its own expertise (and the expertise of its agents and independent advisors, if any) and upon such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis of the Company and its own decisions with respect to this Agreement.

          Section 4.8 EXCULPATION. No Servicing Bank nor any of its shareholders, directors, officers, employees or agents shall be liable to the Banks, or any of them individually, for any obligation, undertaking, act or judgment of the Company or any other Person, or for any error of judgment or any action taken or omitted to be taken by such Servicing Banks or any other Servicing Bank (except and to the extent that the same arises from gross negligence or willful misconduct on the part of such Servicing Bank), or be bound to ascertain or inquire as to the performance or observance of any term of any of the Loan Documents. Without limiting the generality of the foregoing, the Servicing Banks: (a) may consult with legal counsel selected by the Servicing Banks and shall not be liable for any action taken or omitted to be taken in good faith by the Servicing Banks in accordance with the advice of such counsel; (b) makes no warranty or representation and shall not be responsible for any warranty or representation made in or in connection with any of the Loan Documents, or for the financial condition of the Company or any other Person, or for the observance or performance of any obligations of the Company or any other Person, or for the truth or accuracy of any document provided to the Banks that the Servicing Banks have initially received from, or that the Servicing Banks have prepared based upon information received from, the Company or any other Person; (c) make no warranty or representation and shall not be responsible for the due execution, validity, enforceability, sufficiency or collectibility of any of the Loan Documents; (d) shall incur no liability under or in respect of any such agreement or document by acting upon any notice (by telephone or otherwise), or writing (including telex and telegraphic communication) believed by the Servicing Banks in good faith to be genuine and to be signed or sent by the proper party or Person; and (e) make no warranty or guarantee as to: (i) future payments by the Company or any other obligor or guarantor of the Loans,
(ii) the Company's future compliance with or performance of any of the terms and conditions contained in the Loan Documents, or (iii) the collectibility of the Loans.

                                    ARTICLE V

                              CONDITIONS PRECEDENT

          Section 5.1    CONDITIONS PRECEDENT.

                 (a) CONDITIONS TO CLOSING. This Agreement shall become effective as of the date hereof upon the execution and delivery of a counterpart hereto by each party hereto.

                 (b) CONDITIONS TO INITIAL ADVANCE. No Bank shall be required to make the initial Advance hereunder unless the Company has furnished to such Bank:

                              (i)     A certificate of good standing with
          respect to the Company, certified by the Secretary of State of Delaware.

                              (ii) A copy, certified by the Secretary or Assistant Secretary of the Company, of CME's Board of Directors' resolutions authorizing the execution of the Loan Documents.

                              (iii)   An incumbency certificate, in
          substantially the form of Exhibit G hereto, executed by the Secretary or Assistant Secretary of the Company, which shall identify by name and title and bear the signature of the officers of the Company authorized to sign the Loan Documents and to make borrowings hereunder, including telephonic borrowings, upon which certificate the Banks shall be entitled to rely until informed of any change in writing by the Company.

                              (iv) A certificate, signed by the president & CEO, managing director & president of the Clearing House division, managing director and chief administrative officer, or managing director

          & chief financial officer of the Company or his delegate, in substantially the form of Exhibit B hereto. Such certificate may be furnished by the Company by any means set forth in SECTION 13.1 hereof, and shall be deemed given to such Bank as provided therein.

                              (v)     A written opinion of the Company's
          counsel, addressed to the Banks (or upon which the Banks may rely), covering the matters set forth in Exhibit C hereto.

                              (vi) A Note, duly executed and delivered by the Company and payable to the order of such Bank.

                              (vii)   A copy of the Security and Pledge
          Agreement, duly executed and delivered by the Company, for itself and as Member Attorney-in-Fact on behalf of each grantor named therein and the Collateral Agent.

                              (viii) A copy of the Control Agreement, duly executed and delivered by the Company, for itself and as Member Attorney-in-Fact on behalf of each grantor named therein, The Bank of New York, as Securities Intermediary (as defined therein) and the Collateral Agent.

          Section 5.2 EACH ADVANCE. No Bank shall be required to make any Advance (including the initial Advance), unless on the applicable Borrowing
Date:

                 (a)     There exists no Default or Unmatured Default.

                 (b)     The representations and warranties contained in
Article VI are true and correct in all material respects as of such Borrowing Date except for changes in the Schedules hereto reflecting transactions permitted by this Agreement.

                 (c) The Company has furnished to such Bank a certificate, substantially in the form of EXHIBIT D, which sets forth in reasonable detail the intended use of the proceeds of such Advance (which shall comply with SECTION 7.2 hereof) and confirms that such proceeds will not be used to repay maturing Advances except as permitted pursuant to SECTION 2.4 hereof. Such certificate may be furnished by Company by any means set forth in SECTION 13.1 hereof, and shall be deemed delivered to such Bank as provided therein.

                 (d) The Collateral Agent has furnished to such Bank a Collateral Notice in accordance with SECTION 3.1 indicating the aggregate market value of the Collateral on such date.

                 (e) The aggregate outstanding principal of all Loans, after giving effect to the Loans to be made on such Borrowing Date, does not exceed the lesser of (i) the Aggregate Commitment and (ii) the Borrowing Base as of such date.

The Company's receipt of the proceeds of any Loan hereunder shall constitute a representation and warranty by the Company that the conditions contained in SECTIONS 5.2(a) and (b) have been satisfied.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

          The Company represents and warrants to the Banks, as of the date of each Advance, that:

          Section 6.1 CORPORATE EXISTENCE AND STANDING. Each of the Company and the Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted and where the failure to have such authority would reasonably be expected to have a Material Adverse Effect.

          Section 6.2    AUTHORIZATION AND VALIDITY.

                 (a) The Company has the corporate power and authority and legal right to execute and deliver the Loan Documents and to perform its obligations thereunder. The execution and delivery by the Company of the Loan Documents and the performance of its obligations thereunder have been duly authorized by proper corporate proceedings. The Company has duly executed and delivered the Loan Documents, and the Loan Documents constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is considered in a proceeding at law or in equity).

                 (b) The Company has the authority pursuant to CME Rule 816 to execute and deliver, as Member Attorney-in-Fact on behalf of the applicable Clearing Members, the Collateral Documents and to cause the Security Deposits to be subject to the Lien of the Collateral Documents to secure the Obligations. CME Rules 816 and 913.B have been duly adopted and are in full force and effect.

          Section 6.3 COMPLIANCE WITH LAWS AND CONTRACTS. Neither the execution and delivery by the Company of the Loan Documents, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Company or any Subsidiary or the Company's or any Subsidiary's articles of incorporation or by-laws or the provisions of any material indenture, instrument or agreement to which the Company or any Subsidiary is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, that has not been obtained is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents as against the Company.

          Section 6.4 FINANCIAL STATEMENTS. The most recent annual, audited consolidated financial statements of Holdings and its subsidiaries (which include the Company and the Subsidiaries) heretofore delivered to the Banks were prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present in all material respects the consolidated financial condition and operations of Holdings and its subsidiaries at such date and the consolidated results of their operations for the period covered thereby.

          Section 6.5 MATERIAL ADVERSE CHANGE. No material adverse change in the business, financial condition, or results of operations of the Company and the Subsidiaries has occurred since the date of the financial statements referred to in SECTION 6.4; provided, however, that in the event the Company utilizes its own funds to repay all or any portion of an Advance, and such repayment results in such a material adverse change, then such material adverse change shall not be deemed to have occurred until the thirty-first consecutive day that such material adverse change continues.

          Section 6.6 SUBSIDIARIES. Schedule I contains an accurate list of all of the presently existing Subsidiaries of the Company, setting forth their respective jurisdictions of incorporation and the percentage of their respective capital stock owned by the Company or other Subsidiaries. All of the issued and outstanding shares of capital stock of such Subsidiaries have been duly authorized and issued and are fully paid and non-assessable.

          Section 6.7 ACCURACY OF INFORMATION. No written information, exhibit or report furnished by the Company or any Subsidiary to any Bank in connection with the negotiation of the Loan Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not materially misleading in light of the circumstances existing at the time furnished.

          Section 6.8 MARGIN REGULATIONS. Margin Stock (as defined in Regulation U) constitutes less than 25% of those assets of the Company and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder. No proceeds of any Loans will be used to "purchase" or "carry" any "margin stock" (each as defined in Regulation U), or for any purpose that violates the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect.

          Section 6.9 TAXES. The Company and its Subsidiaries have filed all United States federal tax returns and all other material tax returns which are required to be filed by any of them and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Company or any such Subsidiary, except such taxes, if any, as are being contested in good faith. To the best of the Company's knowledge, no tax liens have been filed and no claims are being asserted with respect to any such taxes other than those taxes that are being contested in good faith. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of any taxes or other governmental charges are adequate.

          Section 6.10 LITIGATION. Except as set forth in Schedule II attached hereto, there is no litigation or proceeding before any governmental authority pending or, to the knowledge of any of their officers, threatened, against or affecting the Company or any Subsidiary of the

Company which might materially adversely affect the business, financial condition or results of operations of the Company or the ability of the Company to perform its obligations under the Loan Documents.

          Section 6.11 ERISA. No Plan has Unfunded Liabilities in excess of $1,000,000. Each Plan complies in all material respects with all applicable requirements of law and regulations, no Reportable Event has occurred with respect to any Plan, neither the Company nor any of its Subsidiaries has withdrawn from any Plan or initiated steps to do so, and no steps have been taken to terminate any Plan.

                                   ARTICLE VII

                                    COVENANTS

          During the term of this Agreement and thereafter as long as any Advances remain outstanding hereunder, unless the Required Banks shall otherwise consent in writing:

          Section 7.1 FINANCIAL REPORTING. The Company will maintain, for itself and each Subsidiary, a system of accounting established and administered in accordance with generally accepted accounting principles, and furnish to the
Banks:

                 (a) Within 120 days after the close of each of its fiscal years, an unqualified audit report certified by independent certified public accountants, acceptable to the Required Banks, prepared in accordance with Agreement Accounting Principles on a consolidated basis for Holdings and its subsidiaries (including the Company), including balance sheets as of the end of such period, and statements of income, changes in shareholders' equity and a statement of cash flows for the year then ended, accompanied by any management letter prepared by said accountants and by a certificate of said accountants in substantially the form of Exhibit E hereto, or if, in the opinion of such accountants, such certificate is not applicable, a description of any Default or Unmatured Default relating to accounting matters that in their opinion exists, stating the nature and status thereof.

                 (b) Within 120 days after the close of each of its fiscal years, for the Company and its Subsidiaries, an unaudited consolidated balance sheet as at the end of such period and unaudited consolidated statements of income, changes in shareholders' equity and a statement of cash flow for the year then ended, each prepared in a manner consistent with the preparation of Holdings' year-end statements and in accordance with Agreement Accounting Principles (other than the absence of footnotes).

                 (c) Within 45 days after the close of the first three quarterly periods of each of its fiscal years, for the Company and its Subsidiaries, an unaudited consolidated balance sheet as at the close of each such period and unaudited consolidated statements of income, changes in shareholders' equity and cash flows from the beginning of such fiscal year to the end of such quarter, each prepared in a manner consistent with the preparation of the Company's year-end statements and in accordance with Agreement Accounting Principles (other than the absence of footnotes and subject to normal year-end adjustments).

                 (d) Within 45 days after the close of the first three quarterly periods of each of the Company's fiscal years and within 120 days after the close of each of the Company's fiscal years, a report of (i) current Surplus Funds and (ii) the aggregate amount of Security Deposits being held by the Company including a breakdown of the manner in which Security Deposits are held (cash, money market mutual funds or treasury securities) and the location thereof.

                 (e) Within the time periods set forth herein for the furnishing of the financial statements required hereunder, a certificate signed by its managing director & chief financial officer or another managing director, in substantially the form of Exhibit F hereto, (i) certifying that, to the knowledge of such officer or director, no Default or Unmatured Default has occurred during the period covered by such financial statements or (ii) if any Default or Unmatured Default exists, showing the calculations set forth in Exhibit F as well as setting forth a description of the nature and status of such Default or Unmatured Default.

                 (f) Within 120 days after the close of each fiscal year, a statement of the Unfunded Liabilities of each Plan, signed by the managing director & chief financial officer of the Company or another managing director, or, in the event there are no Unfunded Liabilities, a certificate signed by its managing director & chief financial officer or another managing director to that effect.

                 (g) As soon as possible and in any event within 10 days after the Company knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by the managing director & chief financial officer of the Company or another managing director, describing said Reportable Event and the action which the Company proposes to take with respect thereto.

                 (h) Such other information (including non-financial information) as any Bank may from time to time reasonably request.

          Section 7.2 USE OF PROCEEDS. The Company will only use the proceeds of the Advances to provide temporary liquidity in circumstances where CME is entitled to use the Security Deposits of its Clearing Members as provided in the CME Rules and in circumstances where a Money Gridlock Situation exists. Additionally, the Company may use the proceeds of the Advances to fulfill its obligations under the GFX(TM) Guaranty, provided, however, that the Company may use the proceeds for such purposes only up to the amount of Surplus Funds on any given day. The Company will not, nor will it permit any Subsidiary to, use any of the proceeds of the Loans to "purchase" or "carry" any "margin stock" (each as defined in Regulation U) or for any purpose that violates the provisions of Regulation T, U or X of the Board of the Federal Reserve System as now and from time to time hereafter in effect.

          Section 7.3 NOTICE OF DEFAULT. The Company will, and will cause each Subsidiary to, give prompt notice in writing to the Banks of the occurrence of any Default or Unmatured Default and of any other development, financial or otherwise, which would reasonably be expected to materially adversely affect its business, properties or affairs or the ability of the Company to repay the Obligations.

          Section 7.4 CONDUCT OF BUSINESS. The Company will, and will cause each Subsidiary to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and to do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted and where the failure to have such authority would reasonably be expected to have a Material Adverse Effect.

          Section 7.5 COMPLIANCE WITH LAWS. The Company will, and will cause each Subsidiary to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect.

          Section 7.6 INSPECTION. The Company will, and will cause each Subsidiary to, permit the Collateral Agent or its representatives and agents, to inspect any of the properties, corporate books and financial records of the Company and each Subsidiary, to examine and make copies of the books of accounts and other financial records of the Company and each Subsidiary, and to discuss the affairs, finances and accounts of the Company and each Subsidiary (the foregoing activities, an "AUDIT") with, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Collateral Agent may designate; provided that so long as no Default has occurred and is continuing the Company shall only be responsible for the costs and expenses of one Audit per 12-month period.

          Section 7.7 TANGIBLE NET WORTH. The Company will maintain at all times a Consolidated Tangible Net Worth of not less than $90,000,000.

          Section 7.8 LIENS. The Company will not, nor will it permit any Subsidiary to, create or incur any Lien in, of or on the Collateral, except:

                 (a)     Liens in favor of the Collateral Agent.

                 (b) Liens in favor of the Company, which Liens are subordinated to the Liens in favor of the Collateral Agent in accordance with
Article XV hereof.

                 (c) Liens arising out of repurchase agreements or reverse repurchase agreements entered into by the Company or any Subsidiary.

                 (d) Liens arising out of judgments or awards against the Company or any Subsidiary, in an amount of not more than $5,000,000 in the aggregate, which judgment or award is vacated, discharged, satisfied or stayed or bonded pending appeal within 60 days from the entry thereof.

          Section 7.9 ADDITIONAL CLEARING MEMBERS. Promptly upon any Person becoming a Clearing Member of CME, the Company will execute and deliver, as Member Attorney-in-Fact, a supplement to the Security and Pledge Agreement, substantially in the form of Exhibit A thereto, joining such Clearing Member as a party to the Security and Pledge Agreement and a supplement to the Control Agreement, substantially in the form of Exhibit B thereto, joining such Clearing Member as a party to the Control Agreement.

          Section 7.10 CME RULE CHANGES. The Company will not, without the prior written consent of the Banks, amend, revoke, or rescind any CME Rule in any manner that would have a materially adverse effect on the Lien granted to the Collateral Agent in the Collateral or the ability of the Collateral Agent to enforce any of its rights under the Collateral Documents.

          Section 7.11 TAXES. The Company will, and will cause each Subsidiary to, pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or property, except those (i) which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside on the books of the Company or such Subsidiary, as applicable, or (ii) as to which the failure to pay would not reasonably be expected to have a Material Adverse Effect.

          Section 7.12 INSURANCE. The Company will, and will cause each Subsidiary to, maintain with financially sound and reputable insurance companies insurance on all their property in such amounts and covering such risks as is consistent with sound business practice in the industry, and the Company will furnish to any Bank upon request full information as to the insurance carried.

                                  ARTICLE VIII

                                    DEFAULTS

     The occurrence of any one or more of the following events shall constitute a Default:

          Section 8.1 REPRESENTATIONS AND WARRANTIES. Any representation or warranty made or deemed made by or on behalf of the Company or any Subsidiary to the Banks in this Agreement or in any certificate or written information delivered in connection with this Agreement or any other Loan Document shall be materially false as of the date on which made or deemed to have been made.

          Section 8.2 PAYMENT DEFAULTS. Nonpayment of the principal of any Note when due, nonpayment of interest upon any Note within five days after the same becomes due or nonpayment of any commitment fee or other obligation under any of the Loan Documents within 10 days after the same becomes due.

          Section 8.3 CERTAIN COVENANT DEFAULTS. (i) Any breach by the Company of any of the terms required to be observed by it under Section 7.1, which continues unremedied for 10 days after the Company receives written notice of such breach from any Bank; (ii) any breach by the Company of any of the terms required to be observed by it under Section 7.2, 7.7, 7.8 or 7.10; or (iii) any material breach by the Company of any of the other terms or provisions required to be observed by it under Article VII.

          Section 8.4 OTHER COVENANT DEFAULTS. The breach by the Company (other than a breach which constitutes a Default under Section 8.1, 8.2 or 8.3) of any of the terms or provisions of this Agreement which is not remedied within five days after written notice from any Bank.

          Section 8.5 OTHER INDEBTEDNESS. Failure of the Company or any Subsidiary to pay any Indebtedness in an aggregate amount in excess of $5,000,000 when due; or the default by the Company or any Subsidiary in the performance of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed, which results in such Indebtedness being accelerated or declared to be due and payable or required to be prepaid (other than by a regularly scheduled repayment or mandatory prepayment) prior to its stated maturity.

          Section 8.6    BANKRUPTCY, ETC. The Company or any Subsidiary shall
(a) have an order for relief entered with respect to it under the federal bankruptcy code, (b) not pay, or admit in writing its inability to pay, its debts generally as they become due, (c) make an assignment for the benefit of creditors, (d) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its property, (e) institute any proceeding seeking an order for relief under the federal bankruptcy code or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (f) take any corporate action to authorize or effect any of the foregoing actions set forth in this
Section 8.6 or (g) fail to contest in good faith any appointment or proceeding described in Section 8.7.

          Section 8.7 INVOLUNTARY BANKRUPTCY, ETC. Without the application, approval or consent of the Company or any Subsidiary, a receiver, trustee, examiner, liquidator or similar official shall be appointed for the Company or any Subsidiary or any substantial part of its property, or a proceeding described in Section 8.6(e) shall be instituted against the Company or any Subsidiary and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 45 consecutive days.

          Section 8.8 CONDEMNATION. Any court, government or governmental agency shall condemn, seize or otherwise appropriate, or take custody or control of all or any substantial portion of the property of the Company or any Subsidiary.

          Section 8.9 JUDGMENTS. The Company or any Subsidiary shall fail to pay, bond or otherwise discharge, within 30 days of the entry thereof, any judgment or order for the payment of money in excess of $250,000, which is not stayed on appeal or otherwise being appropriately contested in good faith.

          Section 8.10 SECURITY INTEREST; VALIDITY. The Collateral Agent, for the ratable benefit of the Banks, shall cease to have a valid and perfected first priority security interest in the Collateral other than any Money Fund Shares that have not been included in the Borrowing Base and other than in connection with any release of Collateral contemplated hereby or by any other Loan Document; or the Company shall assert the invalidity of any such security interest or the invalidity or unenforceability of any Collateral Document; or any Collateral Document shall be terminated without the Collateral Agent's written consent.

          Section 8.11 CFTC DESIGNATION. The Commodity Futures Trading Commission (or its successor) shall revoke or suspend the designation of the Company as a contract market under the Commodity Exchange Act, as amended for any futures contract other than for reasons of dormancy or low volume in such contract or for reasons of disruptions in the underlying market for such contract.

                                   ARTICLE IX

                 ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

          Section 9.1 ACCELERATION. If any Default described in SECTION 8.6 or 8.7 occurs, the obligations of the Banks to make Loans hereunder shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of any Bank. If any other Default occurs, the Required Banks may terminate or suspend the Commitments of the Banks to make Loans hereunder, or declare the Obligations to be due and payable, or both, whereupon such Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Company hereby expressly waives. In addition, at any time after which the Obligations have become due and payable and the obligations of the Banks to make Loans hereunder have terminated in accordance with this SECTION 9.1, the Collateral Agent may, with the consent of the Required Banks (or shall, upon the direction of the Required Banks), enforce any and all rights and interest created under the Collateral Documents or the UCC, including, without limitation, foreclosing the security interests created pursuant to the Collateral Documents by any available judicial procedure, and exercise all other rights and remedies of the Collateral Agent otherwise available under any other provision of this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved and all of which rights shall be cumulative.

          Section 9.2 AMENDMENTS. Subject to the provisions of this SECTION 9.2, the Required Banks and the Company may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Banks or the Company hereunder or waiving any Default hereunder; provided, however, that:

                 (a) the consent of the Company and all of the Banks shall be required to (i) reduce the percentage specified in the definition of Required Banks, (ii) reduce the principal amount of or extend the maturity date for any Advance or reduce the rate or change the time of payment of interest thereon,
(iii) reduce the rate or change the time of payment of any commitment fee, (iv) adjust the amount of the Commitment of any Bank except as otherwise permitted herein, (v) amend SECTION 2.7, 2.8, 5.2 or this SECTION 9.2, (vi) extend the Revolving Credit Termination Date, (vii) permit the Company to assign its rights under this Agreement, (viii) amend the definition of "BORROWING BASE" or (ix) release any of the Collateral from the Lien granted pursuant to the Collateral Documents other than as permitted by this Agreement or any other Loan Document; and

                 (b) the Company may add a new Bank(s) under the terms of this Agreement, provided, however, that each such new Bank shall agree in writing to be bound by the terms of this Agreement.


          Section 9.3 PRESERVATION OF RIGHTS. No delay or omission of the Banks to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan notwithstanding the existence of a Default or the inability of the Company to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Banks required pursuant to SECTION 9.2, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Banks until the Obligations have been paid in full and the Commitments have been terminated.

                                    ARTICLE X

                                COLLATERAL AGENT

          Section 10.1 DECLARATION AND ACCEPTANCE OF APPOINTMENT; NO FIDUCIARY DUTIES. Subject to the terms and conditions hereof, each Bank hereby appoints and authorizes The Bank of New York to act as its collateral agent hereunder and under each of the Collateral Documents and other Loan Documents, with such powers as are expressly delegated to the Collateral Agent by the terms of this Agreement, the Collateral Documents, and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Bank of New York, by its execution hereof, hereby accepts the appointment made under this SECTION
10.1. The Collateral Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement, the Collateral Documents and the other Loan Documents, or be a trustee for, or have any fiduciary obligation to, any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Collateral Agent shall be read into this Agreement or any other Loan Document or otherwise exist for the Collateral Agent. In performing its functions and duties hereunder and under the other Loan Documents, the Collateral Agent shall act solely as agent for the Banks and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Company or any of its successors or assigns. The Collateral Agent shall not be required to take any action that exposes the Collateral Agent to personal liability or that is contrary to this Agreement, any other Loan Document or applicable law. The appointment and authority of the Collateral Agent hereunder shall terminate upon the indefeasible payment in full of all Obligations and the termination of the Commitments. Each Bank hereby authorizes the Collateral Agent to execute each of the Collateral Documents on behalf of such Bank (the terms of which shall be binding on such Bank).

          Section 10.2 RELIANCE BY COLLATERAL AGENT. The Collateral Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company), independent accountants and other experts selected by the Collateral Agent and acceptable to the Required Banks. The Collateral Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Company or the Required Banks (or, if required, all of the Banks), as applicable, as it deems appropriate and it shall first be indemnified to its satisfaction by the Banks, provided that unless and until the Collateral Agent shall have received such advice, the Collateral Agent may take or refrain from taking any action, as the Collateral Agent shall deem advisable and in the best interests of the Banks. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the Company or the Required Banks or all of the Banks, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Banks.

          Section 10.3 REIMBURSEMENT AND INDEMNIFICATION. The Banks severally agree to reimburse and indemnify the Collateral Agent and its officers, directors, employees, representatives and agents ratably in proportion to the amounts of their respective Commitments, to the extent not paid or reimbursed by the Company (i) for any amounts for which the Collateral Agent, acting in its capacity as Collateral Agent, is entitled to reimbursement by the Company hereunder or under any other Loan Document and (ii) for any other actual out-of-pocket expenses incurred by the Collateral Agent, in its capacity as Collateral Agent and acting on behalf of the Banks, in connection with the administration and enforcement of this Agreement and the other Loan Documents, except in each case, for any amounts or expenses that arise as a result of the gross negligence or willful misconduct of the Collateral Agent.

          Section 10.4 COLLATERAL AGENT IN ITS INDIVIDUAL CAPACITY. The Collateral Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Company or any affiliate of the Company as though the Collateral Agent were not the Collateral Agent hereunder. With respect to the making of Loans pursuant to this Agreement, the Collateral Agent shall have the same rights and powers under this Agreement in its individual capacity as any Bank and may exercise the same as though it were not the Collateral Agent, and the terms "BANK," and "BANKS" shall include the Collateral Agent in its individual capacity.

          Section 10.5 RESIGNATION OR TERMINATION OF COLLATERAL AGENT. The Collateral Agent may resign its position as such at any time upon ninety (90) days' prior notice to the Company and the Banks. The Collateral Agent may be terminated by 100% of the Banks (excluding any Bank then acting as Collateral Agent) at any time upon thirty (30) days' prior notice to the Company, the Collateral Agent and the other Banks. The Required Banks, with the consent of the Company (such consent not to be unreasonably withheld), shall appoint a successor Collateral Agent to succeed any Collateral Agent that resigns or its terminated pursuant to this SECTION 10.5. Subsequent to the effective date of such resignation or termination, the resigning or terminated (as applicable) Collateral Agent shall have no further obligations in that capacity under this Agreement. If no successor Collateral Agent shall have been appointed by the Company and the Required Banks and shall have accepted such appointment prior to the effective date of the resignation or termination of the then acting Collateral Agent, the resigning or terminated Collateral Agent may appoint a successor Collateral Agent, which shall be a bank or trust company organized under the laws of the United States of America or any State thereof, having a combined capital and surplus of at least $500,000,000.

          Section 10.6 NON-RELIANCE REPRESENTATION. Each of the Banks acknowledges and represents that it has, independently of and without reliance upon the Collateral Agent, and based solely upon its own expertise (and the expertise of its agents and independent advisors, if any) and upon financial statements and other information deemed appropriate by it, made its own credit analysis of the Company and made its own decision to enter into this Agreement. Each of the Banks further acknowledges and represents that it will, independently of and without reliance upon the Collateral Agent, and based solely upon its own expertise (and the expertise of its agents and independent advisors, if any) and upon such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis of the Company and its own decisions with respect to this Agreement.

          Section 10.7 EXCULPATION. Neither the Collateral Agent nor any of its shareholders, directors, officers, employees or agents shall be liable to the Banks, or any of them individually, for any obligation, undertaking, act or judgment of the Company or any other Person, or for any error of judgment or any action taken or omitted to be taken by the Collateral Agent (except and to the extent that the same arises from gross negligence or willful misconduct on the part of the Collateral Agent), or be bound to ascertain or inquire as to the performance or observance of any term of any of the Loan Documents. Without limiting the generality of the foregoing, the Collateral Agent: (a) may consult with legal counsel selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel; (b) makes no warranty or representation and shall not be responsible for any warranty or representation made in or in connection with any of the Loan Documents by any Person other than the Collateral Agent, or for the financial condition of the Company or any other Person, or for the observance or performance of any obligations of the Company or any other Person other than the Collateral Agent, or for the truth or accuracy of any document provided to the Collateral Agent that the Collateral Agent has initially received from, or that the Collateral Agent has prepared based upon information received from, the Company or any other Person, except for the Collateral Agent's responsibility under SECTION 10.8; (c) makes no warranty or representation and shall not be responsible for the due execution, validity, enforceability, sufficiency or collectibility of any of the Loan Documents; (d) shall incur no liability under or in respect of any such agreement or document by acting upon any notice (by telephone or otherwise), or writing (including telex and telegraphic communication) believed by it in good faith to be genuine and to be signed or sent by the proper party or Person; and (e) makes no warranty or guarantee as to: (i) future payments by the Company or any other obligor or guarantor of the Loans, (ii) the Company's future compliance with or performance of any of the terms and conditions contained in the Loan Documents, or (iii) the collectibility of the Loans.

          Section 10.8 COLLATERAL VALUATION. The Collateral Agent shall monitor the market value of the Collateral. On each Borrowing Date, promptly after receiving notice from the Company of a proposed borrowing, and on the last day of each calendar month (or, if such day is not a Business Day, the next succeeding Business Day), commencing with the first such date to occur after the date hereof, the Collateral Agent shall determine the aggregate market value of all Collateral on and as of such date in accordance with its usual and customary practices and shall advise and notify (which may be by telephone) each Bank thereof (each a, "COLLATERAL NOTICE").

                                   ARTICLE XI

                               GENERAL PROVISIONS

          Section 11.1   SUCCESSORS AND ASSIGNS.

                 (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or otherwise transfer any of its rights under this Agreement.

                 (b) Any Bank may, in accordance with applicable law, at any time sell to one or more banks, financial institutions or other entities ("PARTICIPANTS") participating interests in any Loan owing to such Bank, any Note held by such Bank, any Commitment of such Bank or any other interest of such Bank hereunder. In the event of any such sale by a Bank of participating interests to a Participant, such Bank's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof and the Company and the Collateral Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement and the other Loan Documents. In no event shall a Bank that sells a participating interest be obligated to the Participant to take or refrain from taking any action hereunder or under any of the other Loan Documents except that such Bank may agree that it will not, without the consent of such Participant, agree to
(A) reduce the principal of, or interest payable on (or reduce the rate of interest applicable to), the Loans of such Bank or any fees or other amounts payable to such Bank hereunder which, in each case, are related to the participation sold to such Participant or, (B) postpone the date fixed for any payment of the principal of, or interest on, the Loans of such Bank or other amounts payable to such Bank hereunder which, in each case, are related to the participation sold to such Participant.

                 (c) Any Bank may (or in accordance with SECTION 11.4(h) shall), in accordance with applicable law, and with the consent of the Company (such consent not to be unreasonably withheld), at any time sell to any financial institution (all such purchasers, collectively, "PURCHASERS") all or any part of its rights and obligations under this Agreement and the Note held by it pursuant to an assignment agreement (an "ASSIGNMENT AGREEMENT"), executed by such Purchaser and such Bank and delivered to the Company and the Collateral Agent; provided that the consent of the Company to any such assignment shall not be required if (A) an Event of Default has occurred and is continuing, (B) the assignment is by a Bank to an affiliate of such Bank or another existing Bank or
(C) the assignment (including any pledge) is by any Bank of its Notes and its rights hereunder with respect thereto to any Federal Reserve Bank. Upon such execution and delivery of an Assignment Agreement, from and after the effective date as specified therein, (x) the Purchaser thereunder shall be a party hereto and shall be bound by the provisions hereto and, to the extent provided in such Assignment Agreement, shall have the rights and obligations of a Bank hereunder, with its Commitment as set forth in such Assignment Agreement, and (y) the transferor Bank thereunder shall, to the extent provided

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in such Assignment Agreement, be released from its obligations under this
Agreement (and, in the case of an Assignment Agreement covering all or the remaining portion of a transferor Bank's rights and obligations under this Agreement, such transferor Bank shall cease to be a party hereto). Upon delivery of the Assignment Agreement to the Company and the Collateral Agent, the Company, the Collateral Agent and the Banks may treat the Purchaser as the owner of the Loans recorded therein for all purposes of this Agreement.

                 (d) On the effective date specified in any Assignment Agreement, or as soon as possible thereafter, the Company shall execute and deliver to the applicable Purchaser, a new Note to the order of such Purchaser reflecting the Commitment and outstanding Loans obtained by it pursuant to such Assignment Agreement and, if the transferor Bank has retained a Commitment and Loans hereunder, a new Note in exchange for the Note held by the transferor Bank (which existing Note shall be surrendered to the Company) to the order of the transferor Bank reflecting the Commitment and outstanding Loans retained by it hereunder. Such new Notes shall be dated the effective date of the Assignment Agreement as specified therein and shall otherwise be in the form of the Note replaced thereby. The Note surrendered by the transferor Bank shall be returned by the transferor Bank to the Company marked "canceled".

                 (e) The Company authorizes each Bank to disclose to any Participant or Purchaser and any prospective Participant or Purchaser any and all financial and other information in such Bank's possession concerning the Company which has been delivered to such Bank by or on behalf of the Company pursuant to this Agreement; provided that such Participant or Purchaser or prospective Participant or Purchaser agrees to be bound by the confidentiality provisions contained in SECTION 11.12.

                 (f) If, pursuant to this SECTION 11.1, any interest in this Agreement or any Note is transferred to any Purchaser which is organized under the laws of any jurisdiction other than the United States or any state thereof, such Purchaser, concurrently with the effectiveness of such transfer and becoming a party to this Agreement pursuant to the applicable Assignment Agreement shall, (i) represent to the transferor Bank (for the benefit of the transferor Bank, the Collateral Agent and the Company) that under applicable law and treaties then in effect no United States federal taxes will be required to be withheld by the Collateral Agent, the Company or the transferor Bank with respect to any payments to be made to such Purchaser hereunder, (ii) furnish to the Company the documentation described in SECTION 11.4(f), (wherein such Purchaser claims entitlement to complete exemption from U.S. federal withholding tax on all payments hereunder) and (iii) agree to otherwise comply with the terms of SECTION 11.4(f).

          Section 11.2 SURVIVAL OF REPRESENTATIONS. All representations and warranties of the Company contained in this Agreement shall survive delivery of the Notes and the making of the Loans herein contemplated.

          Section 11.3 GOVERNMENTAL REGULATION. Anything contained in this Agreement to the contrary notwithstanding, no Bank shall be obligated to extend credit to the Company in violation of any limitation or prohibition provided by any applicable statute or regulation.

          Section 11.4   TAXES.

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                 (a)     All payments to any Bank with respect to the Loans
shall be made free and clear of, and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Company shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased by the amount (the "ADDITIONAL AMOUNT") necessary so that after making all required deductions (including deductions applicable to additional sums described in this paragraph) such Bank receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Company shall make such deductions and (iii) the Company shall pay the full amount deducted to the relevant governmental authority in accordance with applicable law. In addition, to the extent not paid in accordance with the preceding sentence, the Company shall pay any Other Taxes to the relevant governmental authority in accordance with applicable law.

                 (b) Subject to subsections (g) and (h) below, the Company shall indemnify each Bank for Indemnified Taxes and Other Taxes paid by such Bank, provided, however, that the Company shall not be obligated to make payment to any Bank in respect of penalties, interest and other similar liabilities attributable to such Indemnified Taxes or Other Taxes if such penalties, interest or other similar liabilities are attributable to the gross negligence or willful misconduct of such Bank.

                 (c) If a Bank shall become aware that it is entitled to claim a refund from a governmental authority in respect of Indemnified Taxes or Other Taxes paid by the Company pursuant to this SECTION 11.4, including Indemnified Taxes or Other Taxes as to which it has been indemnified by the Company, or with respect to which the Company has paid Additional Amounts pursuant hereto, it shall promptly notify the Company of the availability of such refund claim and, if such Bank determines in good faith that making a claim for refund will not have a material adverse effect on its taxes or business operations, shall, within 30 days after receipt of a request by the Company, make a claim to such governmental authority for such refund at the Company's expense. If a Bank receives a refund in respect of any Indemnified Taxes or Other Taxes paid by the Company pursuant hereto, it shall within 30 days from the date of such receipt pay over such refund to the Company (but only to the extent of Indemnified Taxes or Other Taxes paid pursuant to hereto, including indemnity payments made or Additional Amounts paid, by the Company under this
SECTION 11.4 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out of pocket expenses of such Bank and without interest (other than interest paid by the relevant governmental authority with respect to such refund).

                 (d) If any Bank is or becomes eligible under any applicable law, regulation, treaty or other rule to a reduced rate of taxation, or a complete exemption from withholding, with respect to Indemnified Taxes or Other Taxes on payments made to it by the Company, such Bank shall, upon the request, and at the cost and expense, of the Company, complete and deliver from time to time any certificate, form or other document requested by the Company, the completion and delivery of which are a precondition to obtaining the benefit of such reduced rate or exemption, provided that the taking of such action by such Bank, would not, in the reasonable judgment of such Bank be disadvantageous or prejudicial to such Bank or inconsistent with its internal policies or legal or regulatory restrictions. For any period with respect to which a Bank has failed to provide any such certificate, form or other document requested by the Company, such Bank shall not be entitled to any payment under this SECTION

                                       31
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11.4 in respect of any Indemnified Taxes or Other Taxes that would not have been imposed but for such failure.

                 (e) Each Bank organized under the laws of a jurisdiction in the United States, any State thereof or the District of Columbia (other than Banks that are corporations or otherwise exempt from United States backup withholding Tax) shall (i) deliver to the Company, upon execution hereof (or, with respect to Persons becoming Banks hereunder by assignment, upon execution of the relevant assignment agreement), two original copies of United States Internal Revenue Form W-9 or any successor form, properly completed and duly executed by such Bank, certifying that such Bank is exempt from United States backup withholding Tax on payments of interest made under the Loan Documents and
(ii) thereafter, at each time it is so reasonably requested in writing by the Company, deliver within a reasonable time two original copies of an updated Form W-9 or any successor form thereto.

                 (f) Each Bank that is organized under the laws of a jurisdiction other than the United States, any State thereof or the District of Columbia (each such Bank, a "FOREIGN BANK") that is entitled to an exemption from or reduction of withholding Tax under the laws of the jurisdiction in which the Company is located, or any treaty to which such jurisdiction is a party, with respect to payments under the Loan Documents shall deliver to the Company, upon execution hereof (or, with respect to Persons becoming Banks hereunder by assignment, upon execution of the relevant assignment agreement), such properly completed and duly executed documentation prescribed by applicable law or reasonably requested by the Company as will permit such payments to be made without withholding or at a reduced rate, unless in the good faith opinion of the Foreign Bank such documentation would expose the Foreign Bank to any material adverse consequences or risk. Such documentation shall be delivered by each Foreign Bank on or before the date it becomes a Bank and on or before the date, if any, such Foreign Bank changes its applicable lending office by designating a different lending office with respect to its Loans (a "NEW LENDING OFFICE"). In addition, each Foreign Bank shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Foreign Bank. Each Bank (and, in the case of a Foreign Bank, its lending office), represents that on the date hereof, payments made hereunder by the Company to it would not be subject to United States Federal withholding tax.

                 (g)     Notwithstanding the provisions of subsection (a) and
(b) above, the Company shall not be required to indemnify any Foreign Bank, or to pay any Additional Amounts to any Foreign Bank, in respect of United States Federal withholding tax pursuant to subsection (a) or (b) above, (A) to the extent that the obligation to withhold amounts with respect to United States Federal withholding tax existed on the date such Foreign Bank became a Bank; (B) with respect to payments to a New Lending Office with respect to a Loan, but only to the extent that such withholding tax exceeds any withholding tax that would have been imposed on such Bank had it not designated such New Lending Office; (C) with respect to a change by such Foreign Bank of the jurisdiction in which it is organized, incorporated, controlled or managed, or in which it is doing business, from the date such Foreign Bank changed such jurisdiction, but only to the extent that such withholding tax exceeds any withholding tax that would have been imposed on such Bank had it not changed the jurisdiction in which it is organized, incorporated, controlled or managed, or in which it is doing business; or (D) to the extent that the obligation to

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pay such indemnity payment or Additional Amounts would not have arisen but for a failure by such Foreign Bank to comply with the provisions of SECTION 11.4(f).

                 (h)     If any Bank requests compensation under this
SECTION 11.4, or if the Company is required to pay any additional amount to any governmental authority for the account of any Bank pursuant to this SECTION 11.4, then such Bank shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates with the object of avoiding or eliminating the amounts payable pursuant to this SECTION 11.4, provided that such designation or assignment shall be on such terms that such Bank and its lending office, in such Bank's sole judgment, suffer no economic, legal, regulatory or other disadvantage and would not otherwise be disadvantageous to such Bank. The Company hereby agrees to pay all reasonable costs and expenses incurred by any Bank in connection with any such designation or assignment.

If Bank requests compensation under this SECTION 11.4, or if the Company is required to pay any additional amount to any governmental authority for the account of any Bank pursuant to this SECTION 11.4, then the Company may, at its sole expense and effort, upon notice to such Bank, require such Bank to assign and delegate, without recourse, in accordance with and subject to the restrictions contained in SECTION 11.1, all of such Bank's interests, rights and obligations under this Agreement to one or more assignees that shall assume such obligations (which assignee or assignees may be one or more other Banks); provided, that (i) such Bank shall have received payment of an amount equal to the outstanding principal of its Loans, accrued and unpaid interest thereon, accrued and unpaid fees and all other amounts payable to it hereunder from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts) and (ii) such assignment will result in a reduction in such compensation or payments. A Bank shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Bank or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.

A certificate of the relevant Bank setting forth the basis for any amounts (and the calculation thereof and methodology in calculating, each in reasonable detail) claimed under this SECTION 11.4 shall be delivered to the Company and shall be conclusive absent manifest error. Failure or delay on the part of a Bank to demand compensation of any amount under this Section shall not constitute a waiver of such Bank's right to demand such compensation; provided that the Company shall not be required to compensate any such Bank for any amounts claimed under this Section that are incurred more than 90 days prior to the date that such Bank notifies the Company of the circumstances giving rise to such amounts and such Bank's intention to claim compensation therefor; provided, further, that if the circumstances giving rise to such amounts have retroactive effect, then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof.

                 (i) Any payment required to be made by the Company to any Bank under this SECTION 11.4 shall be deemed an Obligation and be secured by the Collateral.

          Section 11.5 CHOICE OF LAW; JURISDICTION. The Loan Documents (other than those containing a contrary express choice of law provision) shall be construed in accordance with the laws of the State of Illinois (excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State), but giving

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effect to federal laws applicable to national banks. The Company and the Banks hereby irrevocably submit to the non-exclusive jurisdiction of any United States federal or Illinois state court sitting in Chicago, Illinois in any action or proceedings arising out of or relating to any Loan Documents and the Company and the Banks hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in any such court.

          Section 11.6 HEADINGS. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

          Section 11.7 ENTIRE AGREEMENT. The Loan Documents embody the entire agreement and understanding among the Company and the Banks and supersede all prior agreements and understandings among the Company and the Banks relating to the subject matter thereof.

          Section 11.8 SEVERAL OBLIGATIONS. The respective obligations of the Banks hereunder are several and not joint and no Bank shall be the partner or agent of any other. The failure of any Bank to perform any of its obligations hereunder shall not relieve any other Bank from any of its obligations hereunder.

          Section 11.9   EXPENSES; INDEMNIFICATION.

                 (a) The Company shall reimburse the Collateral Agent and each Bank for any reasonable costs, internal charges and out-of-pocket expenses (including reasonable attorneys' fees and time charges of attorneys, which attorneys may be employees of the Collateral Agent or such Bank, as applicable) paid or incurred by the Collateral Agent or such Bank, as applicable, in connection with the collection, liquidation and enforcement of the Loan Documents and/or the Collateral. The Company further agrees to indemnify the Collateral Agent, each Bank and their respective directors, officers and employees (each an "INDEMNIFIED PARTY") against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Loan hereunder (all of the foregoing being collectively referred to as "INDEMNIFIED AMOUNTS"), excluding, however, in all of the foregoing instances, Indemnified Amounts arising from the gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification and Indemnified Amounts consisting of taxes imposed on or measured by the overall net income of the Indemnified Party seeking indemnification.

                 (b) If, after the date hereof, any law or any governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) is adopted, or there is any change in the interpretation thereof, or the compliance of any Bank with such, which, in any case, affects the amount of capital required or expected to be maintained by such Bank or any corporation controlling such Bank, and such Bank reasonably determines the amount of capital required is increased by or based upon the existence of this Agreement or its Commitment hereunder and such increased capital results in increased costs to such Bank, then, such Bank shall notify the Company of such fact and shall provide a reasonably detailed

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description of such increased costs in the notice ("INCREASED COST NOTICE"), together with documentation from the relevant regulatory body setting forth such increased capital requirement, and within 15 days of the Company's receipt of such Increased Cost Notice, the Company shall, in its sole discretion, determine whether to terminate such Bank's Commitment and obligation to make Loans hereunder, or to attempt to negotiate with such Bank a revised commitment fee (which revision shall not constitute an amendment to SECTION 2.8 hereof for the purposes of SECTION 9.2) and any other reimbursements provided for hereunder which reflect such Bank's increased costs. In the event that the Company determines to terminate such Bank's Commitment and obligation to make Loans hereunder, the Company shall send written notice to such Bank within 15 days of the Company's receipt of the Increased Cost Notice specifying a date at least 30 days thereafter on which such Bank's Commitment and obligation to make Loans hereunder shall be terminated. In the event that the Company determines to attempt to negotiate with such Bank a revised commitment fee and other reimbursements, and the Company and such Bank are unable to agree, within 30 days of the date of the Increased Cost Notice, upon such revised fees and other reimbursements, such Bank may send written notice to the Company, or the Company may send written notice to such Bank specifying a date at least 30 days thereafter on which the Bank's Commitment and obligation to make Loans hereunder shall be terminated. Any payment required to be made by the Company under this
SECTION 11.9(b) shall be deemed an Obligation and be secured by the Collateral.

                 (c) At least 45 days prior to the proposed consummation date of any merger or consolidation of the Company with or into any other Person in which the Company shall not be the surviving entity (such transaction, a "RESTRUCTURING"), the Company will give written notice thereof to each Bank (a "RESTRUCTURING NOTICE"), which notice shall set forth the material terms and conditions of such Restructuring, including the identity of the surviving entity of such Restructuring (the "SURVIVOR"). Upon receipt of a Restructuring Notice, a Bank may elect, in its sole discretion, to terminate its Commitment hereunder by notifying the Company thereof, which may be by telephone (a "TERMINATION NOTICE") within 15 days of such Bank's receipt of the Restructuring Notice, which termination shall become effective no sooner than 30 days after the Company's receipt of the Termination Notice. Any Bank that fails to deliver a Termination Notice within 15 days after its receipt of a Restructuring Notice shall be deemed to have elected to terminate its Commitment.

                 (d) The effective date of any termination of a Bank's Commitment hereunder pursuant to subsection (b) or (c) above is referred to herein as such Bank's "ACCELERATED TERMINATION DATE". Any such termination shall not accelerate the maturity of any Loans outstanding to such Bank; commitment fees to such Bank shall cease to accrue as of its Accelerated Termination Date; and the Company shall be responsible for any and all Obligations and accrued and unpaid costs (including increased costs), fees and expenses incurred with respect to such Bank prior to its Accelerated Termination Date. The obligations of the Company under this SECTION 11.9 shall survive the termination of this Agreement.

          Section 11.10 ACCOUNTING. Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement Accounting Principles.

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          Section 11.11  SEVERABILITY OF PROVISIONS. Any provision in any Loan
Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

          Section 11.12 CONFIDENTIALITY. Each of the Banks and the Collateral Agent agrees to maintain the confidentiality of the Company Information, except that Company Information may be disclosed (a) to its affiliates, directors, officers, employees and agents, including accountants, legal counsel and other advisors who have a need to know such information (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Company Information and agree to keep such Company Information confidential on terms substantially similar to this SECTION 11.12), (b) to any governmental agency or representative thereof, provided that prior to such disclosure, the disclosing party shall, to the extent practicable, promptly inform the Company of such potential disclosure, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process or to the extent reasonably required in connection with any litigation relating to this Agreement or the Collateral to which such Bank or the Collateral Agent, as applicable, is a party, (d) subject to an agreement containing provisions substantially the same as those described in this SECTION 11.12, to any Purchaser or Participant or any prospective Purchaser or Participant, (e) with the consent of the Company or (f) to the extent such Company Information becomes publicly available other than as a result of a breach of its confidentiality obligations as described in this SECTION 11.12.

As used in this Section, "COMPANY INFORMATION" means all information received from the Company or any of its Subsidiaries or Affiliates relating to Holdings or any of its subsidiaries (including the Company) or any of their respective affiliates, or their businesses, other than any such information that is available to the Collateral Agent or any Bank, as applicable, on a non-confidential basis prior to disclosure by the Company.

          Section 11.13 WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

                                   ARTICLE XII

                            SETOFF; RATABLE PAYMENTS

          Section 12.1   SETOFF; RATABLE PAYMENTS.

                 (a) In addition to, and without limitation of, any rights of the Banks under applicable law, if the Company becomes insolvent, however evidenced, or any Default occurs and is continuing, any indebtedness from any Bank to the Company (including all account balances, whether provisional or final and whether or not collected or available but excluding any accounts designated as or representing "customer segregated funds" accounts and any accounts pledged to such Bank to secure an overdraft facility to ensure the settlement of foreign

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currency futures and options contracts traded on the Company) may be offset and applied toward the payment of the Obligations owing to such Bank, whether or not the Obligations, or any part thereof, shall then be due.

                 (b) If any Bank, whether by setoff or otherwise, has payment made to it upon any Loan in a greater proportion than that received by any other Bank upon any Loan constituting a portion of the same Advance, such Bank (or, if applicable, such Bank's Servicing Bank) shall distribute to all the other Banks (or, if applicable, such other Banks' Servicing Banks) an amount equal to their pro rata share of such payment. Such payment shall be distributed ratably between the Banks in proportion to each Bank's respective share of the total Obligations outstanding under this Agreement. Any payment distributed pursuant to this subsection (b) to a Servicing Bank shall be distributed by the Servicing Banks to the applicable Banks in accordance with the provisions of this Agreement.

                 (c) If any Bank, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for any category of its Obligations or such amounts which may be subject to setoff, in any case, in excess of its pro rata share thereof, such Bank agrees, promptly upon demand, to take such action necessary such that all Banks share in the benefits of such collateral ratably in proportion to their Obligations of the same category. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

                 (d) The Company agrees that any holder of a participation in a Loan may, to the fullest extent permitted by law, exercise all its rights of payment with respect to such participation as if such holder were the direct creditor of the Company in the amount of the participation.

                                  ARTICLE XIII

                                     NOTICES

          Section 13.1 GIVING NOTICE. Except as otherwise herein provided, any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed, given (i) when delivered if sent by an overnight courier service, or (ii) when sent by facsimile, telex or SWIFT message, in each case, addressed to the Company and the Banks at the addresses or transmission numbers indicated below their signatures to the Agreement or otherwise notified to the Company or the Banks, as applicable.

          Section 13.2 CHANGE OF ADDRESS. The Company and any Bank may each change the address for service of notice upon it by a notice in writing to the other parties hereto.

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                                   ARTICLE XIV

                                  COUNTERPARTS

          This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Company and the Banks.

                                   ARTICLE XV

                                  SUBORDINATION

          The Company hereby subordinates its Lien on the Collateral to the Lien therein granted to the Collateral Agent pursuant to the Collateral Documents, and, except as permitted by SECTION 2.9, the Company shall not take any action of any nature whatsoever to enforce its Lien until all of the Obligations have been paid in full and the Commitments have been terminated.

                                       38
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          IN WITNESS WHEREOF, the Company and the Banks have executed this
Agreement as of the date first above written.

                                  CHICAGO MERCANTILE EXCHANGE INC.
                                  (A Delaware Corporation)


                                  By: /s/ James J. Mcnulty
                                     -----------------------
                                  Name: James J. McNulty
                                  Title: President & CEO

                                  Date: October 18, 2002

                                  30 South Wacker Drive
                                  Chicago, Illinois 60606
                                  Fax: (312) 930-3187
                                  S.W.I.F.T.: XCMEUS4C

                                  Attention: Managing Director & President,
                                  Clearing House Division

Commitments

$40,000,000

                                  THE BANK OF NEW YORK,
                                  individually and as Collateral Agent

                                  By: /s/ Joshua Feldman
                                     -----------------------
                                  Name:  Joshua Feldman
                                  Title: Vice President


                                  One Wall Street, 42nd Floor
                                  New York, New York 10286
                                  Fax: (212) 635-6615

                                  Attention: Theresa Foran/Wendy Forrest
                                  References: Chicago Mercantile Exchange
                                  Inc., Borrowings, Payments, Interest, Etc.

$40,000,000                       BANK OF AMERICA, N.A.

                                  By: /s/ Brad Lustig
                                     -----------------------
                                  Name:  Brad Lustig
                                  Title: Managing Director


                                  101 North Tryon Street
                                  Charlotte, North Carolina 28255
                                  Fax:  (704) 409-0058

                                  Attention: Nora Moss/Edna Reganess

$ 20,000,000                      BROWN BROTHERS HARRIMAN & CO.

                                  By: /s/ John C. Santos Jr.
                                     --------------------------
                                  Name:  John C. Santos, Jr.
                                  Title: Managing Director


                                  59 Wall Street
                                  New York, New York 10005
                                  Fax: (212) 493-8065
                                  S.W.I.F.T.:  BBHCUS33

                                  Attention:  Senior Credit Officer

$ 40,000,000                      JPMORGAN CHASE BANK

                                  By: /s/ Dolores Walsh
                                     ----------------------------------
                                  Name:  Dolores Walsh
                                  Title: Vice President


                                  2 Chase Manhattan Plaza - 13th Floor
                                  New York, New York 10081
                                  Fax: (212) 552-1020
                                  S.W.I.F.T.:  CHASUS33

                                  Attention:  Commercial Loan Services - Dept
                                  #9420

$ 40,000,000                      BANK ONE, NA

                                  By: /s/ Andrea S. Kantor
                                     ---------------------------
                                  Name:  Andrea S. Kantor
                                  Title: Director


                                  1 Bank One Plaza
                                  Chicago, Illinois  60670
                                  Fax:  (312) 732-3537

                                  Attention: Victoria Kobierski

$ 40,000,000                      HARRIS TRUST AND SAVINGS BANK

                                  By: /s/ Linda C. Haven
                                     -------------------------
                                  Name:  Linda C. Haven
                                  Title: Managing Director


                                  111 West Monroe Street
                                  Chicago, Illinois 60603
                                  Fax:  (312) 765-8201
                                  S.W.I.F.T.: HARTRUS44

                                  Attention: Gary Shafer

$ 40,000,000                      THE BANK OF TOKYO-MITSUBISHI, LTD.

                                  By: /s/ Shinichiro Muncchika
                                     ---------------------------------
                                  Name:  Shinichiro Muncchika
                                  Title: Deputy General Manager


                                  Chicago Branch
                                  227 West Monroe Street, Suite 2300
                                  Chicago, Illinois 60606
                                  Fax: (312) 696-4532
                                  S.W.I.F.T.: BOTKUS4C

                                  Attention: Loan Administration

$ 40,000,000                      CITIBANK, N.A.

                                  By: /s/ Michael Mauerstein
                                     -----------------------------
                                  Name:  Michael Mauerstein
                                  Title: Managing Director


                                  388 Greenwich Street, 22nd Floor
                                  New York, New York 10013
                                  Fax: (212) 816-4141

                                  Attention: Lee Ocasio

$ 25,000,000                      HSBC BANK USA

                                  By: /s/ Paul Lopez
                                     --------------------------------
                                  Name:  Paul Lopez
                                  Title: First Vice President


                                  1 HSBC Center, 26th Floor
                                  Buffalo, New York  14203
                                  Fax: (716) 841-0269

                                  Attention: Donna L. Riley & Maria Mendez-Tadak

$ 15,000,000                      THE NORTHERN TRUST COMPANY

                                  By: /s/ Tracy J. Toulouse
                                      --------------------------
                                  Name:  Tracy J. Toulouse
                                  Title: Vice President


                                  50 South LaSalle Street
                                  11th Floor
                                  Chicago, Illinois 60675
                                  Fax: (312) 630-6062

                                  Attention: Barbara B. Tuszynska

$ 25,000,000                      U.S. BANK NATIONAL ASSOCIATION

                                  By: /s/ R. Michael Newton
                                      -----------------------------
                                  Name:  R. Michael Newton
                                  Title: Vice President


                                  777 E. Wisconsin Avenue
                                  Milwaukee, Wisconsin  53201
                                  Mail Loc. MK-WI-TGCB
                                  Fax: (920) 237-7993

                                  Attention: Connie Sweeney

$ 30,000,000                      UBS, AG STAMFORD BRANCH

                                  By: /s/ Patricia O'Kicki
                                      ------------------------------
                                  Name:  Patricia O'Kicki
                                  Title: Director
                                         Banking Products Services


                                  By: /s/ Wilfred V. Saint
                                      ------------------------------
                                  Name:  Wilfred V. Saint
                                  Title: Associate Director
                                         Banking Products Services US


                                  677 Washington Boulevard
                                  Stamford, Connecticut  06901
                                  Fax: (203) 719-3888

                                  Attention: Marie Haddad

$ 25,000,000                 SVENSKA HANDELSBANKEN

                             By:    /s/ H.N. Bacon    /s/ Niclas Fjalltoft
                                 ------------------------------------------
                             Name:  H.N. Bacon        Niclas Fjalltoft
                             Title: Vice President    Assistant Vice President

                             153 East 53rd Street - 37th Floor
                             New York, New York  10022
                             Fax: (212) 326-5151
                             S.W.I.F.T.: HAND US33

                             Attention:  Sophia Ng

$ 40,000,000                      CREDIT LYONNAIS NEW YORK BRANCH

                                  By: /s/ Sebastian Rocco
                                      ------------------------------
                                  Name:  Sebastian Rocco
                                  Title: Senior Vice President


                                  1301 6th Avenue
                                  New York, New York  10019
                                  Fax: (212) 261-7794

                                  Attention: Ray Rodriguez

$ 40,000,000                      NATIONAL AUSTRALIA BANK LIMITED,
                                  A.C.N. 004044937

                                  By: /s/ Barbara Perry
                                      ------------------------------
                                  Name:  Barbara Perry
                                  Title: Vice President


                                  200 Park Avenue, 34th Floor
                                  New York, New York  10166
                                  Fax: (212) 490-8087

                                  Attention:  Judith Esposito/Loan Services

                                    EXHIBIT A

                                      NOTE

$[AMOUNT]
[MONTH] [DAY], [YEAR]

          Chicago Mercantile Exchange Inc., a Delaware corporation (the "COMPANY"), promises to pay to the order of ___________ (the "BANK") the lesser of the principal sum of _________________ and 00/100 Dollars or the aggregate unpaid principal amount of all Loans made by the Bank to the Company pursuant to
SECTION 2.1 of the Credit Agreement, dated as of October 18, 2002, among the Company, the Banks party thereto and The Bank of New York, as Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), whichever is less, in immediately available funds at the office of _______________ in [city], [state], together with interest on the unpaid principal amount hereof until maturity at a rate per annum equal to the sum of the Fed Funds Rate, plus 45/100 of 1% per annum from time to time in effect. After maturity and until paid in full, the Loans shall bear interest at a rate per annum equal to the sum of the Fed Funds Rate, plus 2.4% per annum. Interest shall be calculated on the basis of a 360 day year for actual number of days elapsed. The Company shall pay each Loan in full thirty days after such Loan is made. Interest prior to maturity shall be payable on the date on which the relevant Loan is paid or prepaid, whether due to acceleration or otherwise. Interest after maturity shall be payable on demand.

          The Bank shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder. The records of the Bank shall be presumed to be accurate and shall be binding upon the Company absent manifest error.

          This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Credit Agreement and the other Loan Documents, to which Credit Agreement and Loan Documents reference is hereby made for a statement of the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Credit Agreement.

          CHICAGO MERCANTILE EXCHANGE INC.
          (A Delaware  corporation)

          By
            --------------------------------
          Title:
                ----------------------------

                                       A-1